                                                                    EXHIBIT 10.3

[Graphic Omitted]                                 LIMITED LIABILITY PARTNERSHIP



                                                               EXECUTION VERSION





                     SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

                                     - and -

                    RBS CARDS SECURITISATION FUNDING LIMITED

                                     - and -

                         THE ROYAL BANK OF SCOTLAND PLC

                                    - and -

                              THE BANK OF NEW YORK




                   ------------------------------------------

                           MASTER FRAMEWORK AGREEMENT
                                 DATED 27 MARCH
                             AS AMENDED AND RESTATED
                    ON 28 SEPTEMBER 2000 AND 27 OCTOBER 2005

                   ------------------------------------------

                                    CONTENTS

CLAUSE                                                                                                   PAGE
1.     Interpretation......................................................................................3
2.     Common Terms........................................................................................3

Schedule 1           MASTER DEFINITIONS SCHEDULE...........................................................5
1.     Definitions.........................................................................................5
2.     Principles Of Interpretation And Construction......................................................32

Schedule 2           COMMON TERMS.........................................................................32
       General Legal Terms................................................................................32
1.     Further Assurance..................................................................................32
2.     Entire Agreement...................................................................................32
3.     Security Trustee Party To Transaction Documents....................................................32
4.     Change Of Receivables Trustee Or Security Trustee..................................................32
5.     Services Non-Exclusive.............................................................................32
6.     Limited Recourse; Non-Petition.....................................................................32
7.     Obligations As Corporate Obligations...............................................................32
8.     Amendment..........................................................................................32
9.     Exercise Of Rights And Remedies....................................................................32
10.    Partial Invalidity.................................................................................32
11.    No Partnership.....................................................................................32
12.    Continuation Of Obligations........................................................................32
13.    Assignment And Subcontracting......................................................................32
14.    Notice Of Assignment...............................................................................32
15.    Third Party Transaction Rights.....................................................................32
16.    Confidentiality....................................................................................32
17.    Notices............................................................................................32
18.    Counterparts.......................................................................................32
19.    Variation..........................................................................................32
20.    Waiver.............................................................................................32
21.    Rights Cumulative..................................................................................32
       Payment Provisions.................................................................................32


22.    Calculations And Payments..........................................................................32
23.    Matters Relating To Tax............................................................................32
24.    Payments Free Of Withholding, Etc..................................................................32
25.    Economic And Monetary Union........................................................................32
26.    Costs..............................................................................................32
Part C - Governing Law Provisions.........................................................................32
27.    Governing Law......................................................................................32
28.    Jurisdiction.......................................................................................32

Schedule 3           ELIGIBILITY CRITERIA.................................................................32
       Eligible Accounts..................................................................................32

Schedule 4           REPRESENTATIONS AND WARRANTIES.......................................................32
Representations Of The Transferors And Each Additional Transferor Pursuant To The Receivables
       Securitisation Agreement..........................................................................32
       Part 1 Representations Of The Transferors And Each Additional Transferor As To Matters Of Law......32
Part 1....................................................................................................32
       Part 2 Representations Of The Transferors And Each Additional Transferor As To Matters Of Fact.....32
       Part 3 Representations Of The Transferors And Each Additional Transferor Relating To Receivables...32
Representations And Warranties Of The Servicer And Any Co-Servicer Pursuant To The Beneficiaries
       Servicing Agreement 71 Representations And Warranties Of The Receivables Trustee Pursuant To
       The Receivables Trust Deed And Trust Cash Management Agreement.....................................32

Schedule 5           COVENANTS............................................................................32
Covenants Of The Transferors And Each Additional Transferor Pursuant To The Receivables
    Securitisation Agreement..............................................................................32
Covenants Of The Servicer And Any Co-Servicer Pursuant To The Beneficiaries Servicing Agreement...........32
Covenants Of The Trust Cash Manager And Any Co-Trust Cash Managers  Pursuant To The  Receivables
    Trust Deed And Trust Cash  Management Agreement.......................................................32
Covenants Of The Receivables Trustee Pursuant To The Receivables Trust Deed And Trust Cash
    Management Agreement..................................................................................32

Schedule 6           NOTICES DETAILS......................................................................32

Schedule 7           TRANSACTION DOCUMENTS................................................................32


THIS MASTER FRAMEWORK AGREEMENT is made the 27th day of March 2000 and amended and restated on 28 September 2000 and 27th October 2005,

BETWEEN:

(1) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED whose principal office is at 22 Grenville Street, St Helier, Jersey, Channel Islands, JE4 8PX (the "RECEIVABLES TRUSTEE" which expression shall include such company and all other persons or companies for the time being acting as the receivables trustee or receivables trustees under the Receivables Securitisation Agreement);

(2) THE BANK OF NEW YORK acting by its office at One Canada Square, London E14 5AL, England (the "SECURITY TRUSTEE" which expression shall include such company and all other persons or companies for the time being acting as the trustee or trustees under the Security Trust Deed);

(3) THE ROYAL BANK OF SCOTLAND PLC, acting through its division RBS Cards, (registered number 90312) whose registered office is at 36 St Andrew Square, Edinburgh, Scotland EH2 2YB ("RBS");

(4) RBS CARDS SECURITISATION FUNDING LIMITED (registered number 76199) whose registered office is at Royal Bank House, 71 Bath Street, Jersey, Channel Islands, JE2 4SU ("LOAN NOTE ISSUER");

(5) THE ROYAL BANK OF SCOTLAND PLC, (registered number 90312) whose registered office is at 36 St Andrew Square, Edinburgh, Scotland EH2 2YB, in its capacity as the servicer under the Beneficiaries Servicing Agreement ("SERVICER" which expression shall include such company and all other persons or companies for the time being acting as the servicer); and

(6) THE ROYAL BANK OF SCOTLAND PLC, (registered number 90312) whose registered office is at 36 St Andrew Square, Edinburgh, Scotland EH2 2YB, in its capacity as the trust cash manager under the Receivables Trust Deed and Trust Cash Management Agreement (the "TRUST CASH MANAGER" which expression shall include such company and all other persons or companies for the time being acting as the trust cash manager).

INTRODUCTION:

(A) Each of the Transferors carries on the business of issuing credit cards in the United Kingdom.

(B) Each of the Transferors has agreed to sell and the Receivables Trustee has agreed to purchase certain credit card receivables, for the consideration and upon the terms set out in the Receivables Securitisation Agreement.

(C) The Transaction Parties have agreed to enter into the Transaction Documents pursuant to which the Master Definitions, Common Terms, Representations and Warranties, Covenants and other provisions set out in this Agreement shall apply to and be incorporated into all or some of the Transaction Documents as set out in each of such Transaction Documents as provided in this Agreement.

THE PARTIES AGREE AS FOLLOWS:

1. INTERPRETATION

1.1 Unless otherwise defined herein or the context requires otherwise, words and expressions used in this Agreement shall have the meanings and constructions ascribed to them in the Master Definitions Schedule as set out in Schedule 1 to this Agreement.

1.2 Subject to Clause 1.3 below, where any person which is a party to a Transaction Document acts in more than one capacity, the provisions of this Agreement shall apply to such person as though it were a separate party in each such capacity except insofar as they may require such person in one capacity to give any notice or information to itself in another capacity.

1.3 The agreements, representations and warranties contained in this Agreement made or given by any party to this Agreement in an express capacity under a Transaction Document shall be deemed to be the agreements, representations and warranties of that party solely in such capacity for so long as that party continues acts in each such capacity under that Transaction Document.


2. COMMON TERMS

2.1 The Common Terms shall apply to this Agreement as if set out in full herein.

2.2 If a provision of any Transaction Document is inconsistent with a provision in this Master Framework Agreement, the provisions of the Transaction Document shall prevail.

This Master Framework Agreement has been executed by the Parties.

IN WITNESS whereof the parties hereto have executed this Agreement on the day and year first before written.

                                 EXECUTION PAGE

RECEIVABLES TRUSTEE

Signed on behalf of      PROCESS AGENT
SOUTH GYLES RECEIVABLES  Clifford Chance Secretaries Limited
TRUSTEE LIMITED          10 Upper Bank Street
By:                      London E14 5JJ
   /s/ Louise Kerhoat


SECURITY TRUSTEE


Signed on behalf of
THE BANK OF NEW YORK
By:
   /s/ Tim Porter




RBS, SERVICER, TRUST CASH MANAGER


Signed on behalf of
THE ROYAL BANK OF SCOTLAND PLC
By:
   /s/ David Morrison



LOAN NOTE ISSUER

Signed on behalf of       PROCESS AGENT
RBS CARDS SECURITISATION  Clifford Chance Secretaries Limited
FUNDING LIMITED           10 Upper Bank Street
By:                       London E14 5JJ
   /s/ Helen Grant


                                   SCHEDULE 1

                           MASTER DEFINITIONS SCHEDULE

1.     DEFINITIONS

2.1    DEFINITIONS

       Except where the context otherwise requires, the following defined terms used in the Transaction Documents have the meanings set out below (as the same may be amended and supplemented from time to time):

       "ABSOLUTE BARE TRUST" shall have the meaning specified in Clause 2.1 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "ABSOLUTE BARE TRUST PROPERTY" shall have the meaning specified in Clause
       2.1 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "ACCESSION NOTICE" means a notice in such form as may be approved by a Transferor, executed by such Transferor and any Additional Transferor, pursuant to which such Additional Transferor is appointed an Additional Transferor as provided in Clause 2.7 of the RSA and, if applicable, pursuant to which such Additional Transferor may also be appointed as a Co-Trust Cash Manager pursuant to Clause 9.1(b) of the Receivables Trust Deed and Trust Cash Management Agreement and/or a Co-Servicer pursuant to Clause 2.1.3 of the Beneficiaries Servicing Agreement and, in either case, specifying the Servicing or Trust Cash Management which such Co-Servicer or Co-Trust Cash Manager shall be authorised and responsible for carrying out;

       "ACCEPTANCE PRICE" shall mean, with respect to any Offer of Receivables, the sum of [GBP]10,000;

       "ACCOUNT" shall mean each MasterCard(R) or VISA(R) revolving credit card account originated by or on behalf of or purchased by a Transferor or any Additional Transferor, such Account being established pursuant to a Card Agreement;

       "ACCOUNT CREATION DATE" means, in relation to any Account, the date on which that Account becomes available to the relevant Obligor pursuant to the terms of a Card Agreement;

       "ACCOUNT INFORMATION" shall mean the specific account identification numbers or other information contained in the computer files or microfiche lists delivered from time to time to the Receivables Trustee by a Transferor or any Additional Transferor pursuant to the RSA or the Receivables Trust Deed and Trust Cash Management Agreement, as the case may be;

       "ACCUMULATION PERIOD" shall mean, with respect to any Series or any Class within a Series, a period following the Revolving Period during which Collections of Principal Receivables which are Eligible Receivables are accumulated in an account for the benefit of such Series or such Class within a Series, as detailed in the related Supplement;

       "ACQUIRED INTERCHANGE" shall mean, in respect of a Monthly Period, an amount equal to the product of:

       (i) the total amount of Interchange paid or payable to the Transferors or any Additional Transferor with respect to transactions with a Date of Processing relating to such Monthly Period; and

       (ii) a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services eligible for Interchange in the Designated Accounts with respect to such Monthly Period and the denominator of which is the aggregate amount of cardholder charges for goods and services eligible for Interchange in all MasterCard(R) and VISA(R)consumer revolving credit card accounts owned by the Transferors or such Additional Transferor (including Designated Accounts) with respect to such Monthly Period;

       "ACQUISITION" shall have the meaning specified in Clause 4.4 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "ACQUISITION DATE" shall have the meaning, with respect to any Acquisition, specified in Clause 4.5(b) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "ACQUISITION NOTICE" shall have the meaning, with respect to any Acquisition, specified in Clause 4.5(b) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "ADDITION DATE" shall mean, with respect to any Additional Account the Receivables arising under which are the subject of an Offer pursuant to Clause 2.2 of the RSA, the date on which the Additional Account will be identified as a Designated Account in accordance with any Offer;

       "ADDITIONAL ACCOUNT" shall mean an Account designated by a Transferor as a Designated Account on any Addition Date;

       "ADDITIONAL BENEFICIARY" shall mean each Investor Beneficiary other than the Initial Investor Beneficiary who acquires a beneficial entitlement in the Receivables Trust pursuant to an Acquisition;

       "ADDITIONAL INELIGIBLE RECEIVABLE" shall mean a Receivable which is specified as such in the Subsequent Offer to which it is subject and which would have been an Eligible Receivable had it not been so specified;

       "ADDITIONAL JURISDICTION" shall mean a Permitted Additional Jurisdiction or a Restricted Additional Jurisdiction;

       "ADDITIONAL INTEREST" has the meaning specified in the relevant Loan Note Conditions;

       "ADDITIONAL LOAN NOTE ISSUER ACCOUNT" means each additional account opened in the name of the Loan Note Issuer as specified in Clause 7.1 of the Security Trust Deed;

       "ADDITIONAL SELECTION DATE" shall mean, in respect of Existing Accounts offered in a Subsequent Offer, the day on which such Existing Accounts are selected as Designated Accounts and in relation to Future Accounts offered in a Subsequent Offer, the date specified as such in the relevant Subsequent Offer;

       "ADDITIONAL TRANSFEROR" shall mean each nominated subsidiary of Group plc which accedes to the RSA as an Additional Transferor pursuant to Clause
       2.7 thereof;

       "ADDITIONAL TRANSFEROR OPERATING ACCOUNT" shall mean each account described as such in the Receivables Trust Deed and Trust Cash Management Agreement;

       "ADDITIONAL TRANSFEROR PROCEEDS ACCOUNT" shall mean the account described as such in Clause 14.3 of the RSA;

       "ADDITIONAL TRANSFEROR SECTION 75 LIABILITY" shall mean any liability of an Additional Transferor (as a "CREDITOR") from time to time to make a payment to an Obligor regarding a Designated Account (as a "DEBTOR") pursuant to Section 75 of the Consumer Credit Act 1974;

       "ADDITIONAL TRANSFEROR SECTION 75 INDEMNITY CLAIM" shall mean the amount of any Additional Transferor Section 75 Liability claimed from the Receivables Trustee by the Additional Transferor pursuant to the Trust
       Section 75 Indemnity PROVIDED, HOWEVER, that such Additional Transferor
       Section 75 Indemnity Claim shall not exceed the amount of the Credit Advance relating to the transaction giving rise to the Additional Transferor Section 75 Liability;

       "ADDITIONAL TRUST ACCOUNTS" shall mean each additional account opened in the name of the Receivables Trustee as specified in Clause 5.1(d) of the Receivables Trust Deed and Trust Cash Management Agreement and shall include each Trust Account opened in the name of the Receivables Trustee for the benefit of the Loan Note Issuer, a Series or any Class within a Series;

       "ADJUSTED INVESTOR INTEREST" shall have, with respect to any Series or any Class within a Series, the meaning specified in the related Supplement;

       "ADJUSTED TRANSFEROR INTEREST" means in relation to a particular Transferor Beneficiary at any time the aggregate of the Outstanding Face Amount of Eligible Receivables that are Principal Receivables sold by that Transferor as Eligible Receivables to the Receivables Trustee as reduced by the aggregate of:

       (1) the total consideration received by that Transferor in cash for the Eligible Receivables that are Principal Receivables (excluding any amount received as Deferred Consideration);

       (2)   Principal Collections distributed to that Transferor Beneficiary;

       (3) that Transferor Beneficiary's proportionate share of Principal Receivables that are Defaulted Receivables;

       (4) that Transferor Beneficiary's proportionate share of the part of additional consideration paid by Investor Beneficiaries to the Receivables Trustee and identified as refunded utilised principal collections and loss make-up; and

       (5) reductions in respect of that Transferor's payment obligations arising from Ineligible Receivables or in respect of a Credit Agreement;

       "AFFILIATE" of any Person shall mean any other Person controlling, controlled by or under common control with such Person;

       "AGENCY AGREEMENT" means the agreement so named dated on or before the Initial Issue Date between, inter alios, the Issuer, the Agent and the Note Trustee;

       "AGENT" means the Principal Paying Agent and the paying agents each in respect of any Series;

       "AGGREGATE ADJUSTED INVESTOR INTEREST" shall mean at any time the sum of the Adjusted Investor Interests of all Applicable Series;

       "AGGREGATE INVESTOR DEFAULT AMOUNT" shall have, with respect to any Series, the meaning specified in the related Supplement;

       "AGGREGATE INVESTOR INTEREST" shall mean, as of any date of determination, an Investor Beneficiary's aggregate entitlement under the Receivables Trust on such date of determination;

       "AGGREGATE INVESTOR PERCENTAGE" shall mean with respect to Principal Receivables which are Eligible Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, as the case may be as of any date of determination, the sum of the Investor Percentages of all Applicable Series on such date of determination PROVIDED, HOWEVER, that the Aggregate Investor Percentage shall not exceed 100%;

       "AGGREGATE LOAN NOTE ISSUER PAYMENT" has the meaning defined in Clause 12 of the Security Trust Deed;

       "AGGREGATE TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in Clause 7.15(a) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "ALLOCATED INELIGIBLE COLLECTIONS" shall have the meaning specified in Clause 5.3(c) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "AMORTISATION PERIOD" shall mean, with respect to any Series or any Class within a Series, a period following the Revolving Period or (as the case may be) the Accumulation Period during which amounts representing Principal Collections are paid to Investor Beneficiaries within such Series or Class, which shall be the controlled amortisation period, the regulated amortisation period, the rapid amortisation period, or other amortisation period, in each case as defined with respect to such Series or Class in the related Supplement;

       "ANNUAL FEE RECEIVABLES" shall have the meaning specified in Clause 5.2(f) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "ANNUAL FEES" shall mean in respect of an Account, the annual fees (or similar fees) payable thereunder as specified or defined in the Card Agreement applicable to that Account;

       "ANNUAL TRUST CASH MANAGER'S REPORT" shall mean a report substantially in the form attached as Exhibit D to the Receivables Trust Deed and Trust Cash Management Agreement, with such changes as the Trust Cash Manager may determine to be necessary or desirable, PROVIDED, HOWEVER, that no such change shall serve to exclude information required by the Receivables Trust Deed and Trust Cash Management Agreement or any Supplement;

       "APPLICABLE SERIES" shall mean, with respect to any date of determination, a Series with an Investor Interest of greater than zero;

       "APPOINTMENT DAY" shall have the meaning specified in Clause 6.3(a) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "ARRAN FUNDING MASTER FRAMEWORK AGREEMENT" means the agreement so named dated on or before the Initial Issue Date between, inter alios, the Issuer and the Note Trustee;

       "ARRAN FUNDING NOTE TRUST DEED" means the deed so named dated on or before the Initial Issue Date between the Issuer and the Note Trustee;

       "ASSET AGREEMENT" means the Receivables Securitisation Agreement, the Beneficiaries Servicing Agreement, the Receivables Trust Deed and Trust Cash Management Agreement and any Supplements;

       "ASSOCIATED DEBT" means, with respect to a Loan Note in respect of any Series, any Notes issued by the Loan Note Holder in respect of such Series;

       "AUTHORISED NEWSPAPER" shall mean a newspaper of general circulation in the City of London printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays;

       "AVAILABLE AMOUNT" shall have the meaning specified in Clause 4.9(b) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "AVERAGE PRINCIPAL RECEIVABLES" shall mean, for any period, an amount equal to (a) the sum of the aggregate Outstanding Face Amount of Principal Receivables which are Eligible Receivables at the end of each day during such period divided by (b) the number of days in such period;

       "BANK PORTFOLIO" shall mean the total portfolio of Accounts owned by the Transferors or, as the case may be, any Additional Transferor;

       "BENEFICIARIES DEED" shall mean the agreement so named between the Beneficiaries with respect to the Receivables Trust Deed and Trust Cash Management Agreement;

       "BENEFICIARIES SERVICING AGREEMENT" shall mean the agreement between the Servicer and the Beneficiaries dated 27 March 2000 ;

       "BENEFICIARY" shall mean a beneficiary of the Receivables Trust, namely each Investor Beneficiary, Enhancement Provider (if so provided in the related Supplement) and each Transferor Beneficiary;

       "BENEFICIARY INTEREST" shall mean any Aggregate Investor Interest or Transferor Interest and, in addition, any beneficial interest of the Enhancement Provider (if specified as a Beneficiary in the related Supplement);

       "BLOCK VOTING INSTRUCTIONS" has the meaning defined in Schedule 3 of the Security Trust Deed;

       "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in London, England, New York, New York, Jersey, Channel Islands, or Edinburgh, Scotland (or, with respect to any Series, any additional city specified in the related Supplement) are authorised or obliged by law or executive order to be closed;

       "CANCELLED ACCOUNT" shall mean an Account which has had its charging privileges permanently withdrawn PROVIDED, HOWEVER, that a Designated Account will become a "CANCELLED ACCOUNT" on the day on which its charging privileges are removed;

       "CARD" shall mean a MasterCard[R] or VISA[R] credit card or charge card issued by the Transferor or any Additional Transferor to an Obligor pursuant to a Card Agreement;

       "CARD AGREEMENT" shall mean an agreement between either Transferor or any Additional Transferor and an Obligor on the relevant Transferor's or, as the case may be, Additional Transferor's standard form providing, inter alia, for the establishment of MasterCard(R) and VISA(R) credit card accounts and the terms and conditions of use by an Obligor of a Card, as such agreement may be amended, modified or otherwise changed from time to time;

       "CARD GUIDELINES" shall mean each Transferor's or, as the case may be, each Additional Transferor's usual policies, procedures and practices relating to the operation of its credit card business including, without limitation, the usual policies, procedures and practices adopted by it as the grantor of credit in relation to such Receivables and/or (as the case may be) its usual policies, procedures and practices for dealing with matters relating to the obligations and liabilities of such Transferor or such Additional Transferor with regard to the Consumer Credit Act 1974, for determining the creditworthiness of its credit card customers, the extension of credit to credit card customers, and relating to the maintenance of credit card accounts, as such policies, procedures and practices may be amended or varied from time to time;

       "CARD OPERATING ACCOUNTS" means (1) the RBS Securitisation Operating Account held by RBS at a branch of RBS located at The Younger Building, 3 Redheughs Avenue, Edinburgh, EH12 9RB, (2) the RBSA Securitisation Operating Account held by RBSA at a branch of

       RBS located at 36 St Andrew Square, Edinburgh, EH2 2YB and (3) any Additional Transferor Operating Account or (4) such other bank accounts held at such other bank as may be designated as such from time to time for the purposes of Clause 14.1 of the RSA;

       "CASH AVAILABLE FOR ACQUISITION" shall mean, on any date of determination, the amount of Principal Collections which may be utilised to fund the purchase of beneficial entitlement to Receivables;

       "CASH MANAGEMENT FEE" shall mean the meaning specified in Clause 9.2(a) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "CASH PRICE" shall mean, in respect of Receivables offered to be assigned to or held on trust for the Receivables Trustee in any Offer relating to Receivables on an Existing Account, an amount equal to (a) the Outstanding Face Amount of the Eligible Principal Receivables comprised in the New Designated Accounts (as defined in the Offer) on the Pool Selection Date, in respect of any Initial Offer, or the related Additional Selection Date, in respect of any Subsequent Offer PLUS (b) any Future Receivables which would have been Eligible Principal Receivables had the New Designated Account been a Designated Account with effect from the Pool Selection Date or relevant Additional Selection Date (as applicable) arising on such New Designated Accounts between the Pool Selection Date or relevant Additional Selection Date (as applicable) and the date of acceptance of the Offer LESS (c) any Principal Collections in respect of Principal Receivables specified in (a) above received between the Pool Selection Date or relevant Additional Selection Date (as applicable) and the date of acceptance of the Offer LESS (d) any Collections which would have been Principal Collections had the New Designated Account been a Designated Account with effect from the Pool Selection Date or Relevant Additional Selection Date (as applicable) received in respect of such Future Receivables specified in (b) above on or before the date of acceptance of the Offer; and in respect of Receivables offered to be assigned to or held on trust for the Receivables Trustee in any Offer relating to Receivables on a Qualifying Future Account, an amount equal to the Outstanding Face Amount of the Eligible Principal Receivables comprised in such Qualifying Future Account on the Addition Date relating to such Account.

       "CERTIFICATE" shall mean any one of the Trust Certificates;

       "CHARGED ASSETS" means, at any time, the property, assets, rights, titles, interests and benefits comprised in or subject to the security interests constituted by or pursuant to the Security Trust Deed and any Loan Note Supplement;

       "CLASS" shall mean, with respect to any Series, any one of the classes of Related Debt secured on, inter alia, the Loan Note issued by the Investor Beneficiary in respect of such Series, as the context may require;

       "CLOSING DATE" shall mean, with respect to any Series and the related Additional Beneficiaries or existing Beneficiaries, the date the duly authenticated and annotated Trust Certificates relating to such Series are delivered to such Additional Beneficiaries, or existing Beneficiaries' Trust Certificates are annotated, as evidence of their beneficial entitlement to Trust Property as specified in the related Supplement;

       "CLOSING DOCUMENTS LIST" shall mean the document so named specifying certain documents, notifications and other matters required as a condition precedent to the making of an Initial Offer by each of the Transferors or, as the case may be, any Additional Transferor, in each case initialled by the relevant Transferor or relevant Additional Transferor and the Receivables Trustee by way of identification;

       "COLLATERAL INTEREST" shall have the meaning, with respect to any Series or any Class within a Series, specified in the related Supplement;

       "COLLECTIONS" shall mean:

       (i) all payments received by the Servicer or any Co-Servicer in respect of Receivables in the form of cash, cheques, SWIFT payments, wire transfers, direct debits, bank giro credits or other form of payment in accordance with the Card Agreements in effect from time to time in relation thereto;

       (ii) any such payments under guarantees obtained by a Transferor or any Additional Transferor in respect of the obligations of Obligors to make payments on the Accounts;

       (iii) any Insurance Proceeds in respect of Accounts;

       (iv) any amounts paid in cash by a Transferor or any Additional Transferor pursuant to Clauses 10.4 or 11.1 of the RSA in respect of Receivables; and

       (v) any consideration paid in respect of the assignment or release of Receivables in Defaulted Accounts Provided that such consideration shall be deemed to be first, a payment in respect of Principal Receivables to the extent of Principal Receivables owing in each such Defaulted Account, and second, Finance Charge Receivables owing in each such Defaulted Account to the extent of any remaining consideration,

       (and a Collection received on a Designated Account in excess of the aggregate amount of Receivables which have then arisen on that Account shall be deemed to be a payment in respect of Principal Receivables to the extent of such excess);

       "COMBINED AGGREGATE INVESTOR INTEREST" means the sum of the Aggregate Investor Interests of all Investor Beneficiaries;

       "COMMON TERMS" means the terms specified in Schedule 2;

       "COMPANION SERIES" shall mean (i) each Series which has been paired with another Series (which Series may be prefunded or partially prefunded) such that the reduction of the Investor Interest of such Series results in the increase of the Investor Interest of such other Series, as described in the related Supplements, and (ii) such other Series;

       "CO-SERVICER" has the meaning set out in Clause 2.1.3 of the Beneficiaries Servicing Agreement;

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       "CO-TRUST CASH MANAGER" has the meaning set out in Clause 9.1(b) of the
       Receivables Trust Deed and Trust Cash Management Agreement;

       "CREDIT ADJUSTMENT" shall mean that amount of the Outstanding Face Amount of any Principal Receivable (i) which was created in respect of any merchandise refused or returned by the Obligor or as to which the Obligor has asserted any defence, dispute, set-off or counterclaim (including a Transferor Section 75 Liability or Additional Transferor Section 75 Liability) or (ii) which is reduced by the Transferor, any Additional Transferor or the Servicer or any Co-Servicer by any rebate, refund, charge-back or adjustment (including Servicer or Co-Servicer errors) or
       (iii) which was created as a result of a fraudulent or counterfeit charge;

       "CREDIT ADVANCE" shall mean the original Outstanding Face Amount of any Principal Receivable created in respect of any transaction by an Obligor;

       "CUT-OFF DATE" shall mean, in respect of each Offer, the date specified in the relevant Supplement;

       "DAILY ACTIVITY REPORT" has the meaning specified in Clause 5.2 of the RSA;

       "DAILY REPORT" has the meaning given to it in Clause 9.5(a) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "DATE OF PROCESSING" shall mean, in respect of any transaction in respect of Designated Accounts, the Business Day after the overnight processing which resulted in that transaction being first recorded on the computer master file of Accounts used by the Servicer or any Co-Servicer (without regard to the effective date of such recording);

       "DEALER AGREEMENT" means the agreement so named between, inter alios, the Issuer and the dealers named therein concerning the subscription of the Notes to be issued pursuant to the Programme;

       "DEEMED COLLECTION" shall mean in respect of Receivables in respect of a Designated Account, the amount payable in respect of:

       (i)   the amount of any Reduction;

       (ii)  the amount of any Credit Adjustment; and

       (iii) where any rebate of insurance premia has resulted in a write-off of any residual balance of Principal Receivables outstanding, the amount of such write-off;

       "DEFAULTED ACCOUNT" shall mean each Account with respect to which, in accordance with the Card Guidelines or the Servicer's or any Co-Servicer's customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables assigned to or held on trust for the Receivables Trustee, the Servicer or any Co-Servicer has
       (a) charged-off the Receivables in such Account as uncollectible or (b) designated such Account to be non-performing where no Collections have been made in respect of Receivables which have been outstanding for a period determined by the Servicer in accordance with its customary and usual servicing procedures, PROVIDED, HOWEVER, that a Designated Account will become a Defaulted Account on the day on which the Receivables thereunder are recorded as charged-off as uncollectible or designated to be non-performing on the Servicer's or Co-Servicer's computer master file of Accounts;

       "DEFAULTED ACCOUNTS INSTRUCTION NOTICE" shall mean a notice from the Beneficiaries to the Receivables Trustee substantially in the form set out in Schedule 1 to the Receivables Trust Deed and Trust Cash Management Agreement;

       "DEFAULT AMOUNTS" shall mean, with respect to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables) in such Defaulted Account on the day such Account became a Defaulted Account and the words "DEFAULT AMOUNT" shall be construed accordingly;

       "DEFAULTED RECEIVABLE" means any Receivable in a Defaulted Account;

       "DEFERRED CONSIDERATION" shall mean amounts calculated pursuant to the Receivables Trust Deed and Trust Cash Management Agreement and related Supplement which are payable by the Receivables Trustee to each Transferor or any Additional Transferor on each Distribution Date by way of additional consideration for the assignment or holding on trust of the Receivables arising on Designated Accounts;

       "DEFERRED INTEREST" has the meaning specified in the relevant Loan Note Conditions;

       "DELIVERY" means, in respect of any securities, delivery of such securities, free and clear of all encumbrances, claims, equities and transfer restrictions and in suitable form for delivery and transfer in accordance with the relevant provisions of the Security Trust Deed and "DELIVER" and "DELIVERED" shall be construed accordingly;

       "DELIVERY DATE" shall mean the date of any transfer made in accordance with the Security Trust Deed;

       "DESIGNATED ACCOUNT" shall mean an Existing Account which has been designated from the Bank Portfolio of a Transferor or, as the case may be, any Additional Transferor and identified by a specific number identifying such Account in an Offer from such Transferor or such Additional Transferor, or a Future Account which satisfies the Future Accounts Criteria set out in an Offer of Receivables on such Account, and which is in each case an Account the Receivables arising under which have been (or will, upon coming into existence, be) assigned to or held on trust for the Receivables Trustee as a result of acceptance of such Offer in accordance with Clause 3.4 of the RSA PROVIDED, HOWEVER, that the term shall also be deemed to:

       (i) in the case of an Existing Account, include such Account on the date it became a Transferred Account;

       (ii) in the case of an Existing Account, include each Additional Account as of the Addition Date relating to an Offer which was accepted in respect of such Additional Accounts;

       (iii) in the case of a Qualifying Future Account, include such Account only with effect from the date on which such Account becomes a Qualifying Future Account; and

       (iv) cease to include any Redesignated Account on the Redesignation Date with respect thereto;

       "DETERMINATION DATE" shall mean, unless otherwise specified in a Supplement, the second Business Day prior to each Transfer Date;

       "DIRECTOR'S CERTIFICATE" means, in respect of a company, a certificate delivered by a director of such company;

       "DISCOUNT OPTION RECEIVABLES" shall mean that amount of Receivables which is the Discount Percentage of Principal Receivables arising in the Designated Accounts;

       "DISCOUNT OPTION RECEIVABLES COLLECTIONS" shall mean Collections in respect of Discount Option Receivables;

       "DISCOUNT PERCENTAGE" shall mean a fixed or variable percentage of the amount of Principal Receivables arising in the Designated Accounts, as nominated by a Transferor or any Additional Transferor (at its option) from time to time;

       "DISPOSAL" shall have the meaning specified in Clause 4.3(a) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "DISTRIBUTION DATE" shall mean, unless otherwise specified in a Supplement, the fifteenth day in each month or, if such day is not a Business Day, the next succeeding Business Day;

       "EARLY COLLECTION" has the meaning specified in Clause 10.2 of the RSA;

       "ELIGIBLE PRINCIPAL RECEIVABLES" shall mean Principal Receivables which are Eligible Receivables;

       "ELIGIBLE ACCOUNT" shall mean an Account which complies with the criteria set out in the Third Schedule to this Master Framework Agreement;

       "ELIGIBLE RECEIVABLES" shall mean Receivables which comply with the criteria set out in the Third Schedule to this Master Framework Agreement, as at:

       (i) in the case of Existing Receivables which are the subject of the first Offer made by the Transferors or any Additional Transferor, the Flagging Date in respect of that Offer; or

       (ii) in the case of any Existing Receivable which is the subject of any subsequent Offer made by a Transferor or any Additional Transferor, the Addition Date with respect to that Offer; or

       (iii) in the case of any Future Receivable, the Date of Processing with respect to the transaction which gives rise to that Receivable or (if different) the date on which the Receivables Trustee first acquires that Receivable pursuant to the terms and subject to the conditions of the RSA.

       "ELIGIBLE RECEIVABLES POOL" shall mean the aggregate amount of (a) the Outstanding Face Amount of all Principal Receivables which are Eligible Receivables and (b) all Finance Charge Receivables assigned or purported to be assigned to or held on trust for the Receivables Trustee (or other property which is deemed to represent such Receivables) which constitute part of the Trust Property;

       "ELIGIBLE SERVICER" shall mean an entity which, at the time of its appointment as Servicer or Co-Servicer, (a) is servicing a portfolio of consumer revolving credit card accounts or other consumer revolving credit accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) is qualified (or licensed) to use the software that the Servicer or relevant Co-Servicer is then currently using to service the Accounts or obtains the right to use, or has its own, software which is adequate to perform its duties under the Beneficiaries Servicing Agreement and, (d) has in the opinion of each Rating Agency demonstrated the ability to professionally and competently service a portfolio of similar accounts in accordance with customary standards of skill and care;

       "ELIGIBLE TRUST CASH MANAGER" shall mean an entity which, at the time of its appointment as Trust Cash Manager or Co-Trust Cash Manager, (a) is legally qualified and has the capacity to carry out the functions of the Trust Cash Manager as set out in the Receivables Trust Deed and Trust Cash Management Agreement ("TRUST CASH MANAGEMENT"), (b) is qualified (or licensed) to use the software that the Trust Cash Manager or relevant Co-Trust Cash Manager is then currently using to carry out trust cash management or obtains the right to use, or has its own, software which is adequate to perform trust cash management and, (c) has in the opinion of each Rating Agency the ability to professionally and competently carry out trust cash management in accordance with customary standards of skill and care;

       "ENCUMBRANCE" shall mean any mortgage, charge, pledge, lien or other encumbrance securing any obligation of any person or any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements) having similar effect;

       "ENFORCEMENT NOTICE" shall have the meaning ascribed to it in the Security Trust Deed;

       "ENHANCEMENT" shall mean, with respect to any Series, the subordination, the cash collateral guarantee or account, collateral interest, letter of credit, surety bond, insurance policy, spread account, reserve account, cross-support feature or any other contract or agreement for the benefit of such Series or any Class within such Series as designated in the applicable Supplement;

       "ENHANCEMENT INVESTED AMOUNT" shall if applicable have the meaning, with respect to any Series, specified in the related Supplement;

       "ENHANCEMENT PROVIDER" shall mean, with respect to any Series, the Person, if any, designated as such in the related Supplement;

       "EXCESS FINANCE CHARGE AMOUNTS" shall have the meaning specified in Clause 3.2(c) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "EXISTING ACCOUNT" in relation to an Offer shall mean an Account the Account Creation Date in relation to which falls on or before the relevant Offer Date;

       "EXISTING RECEIVABLES" shall mean all Receivables which are specified by
       (a) each Transferor or any Additional Transferor in an Initial Offer as being in existence under the Designated Accounts on the Cut-off Date with respect to the Initial Offer Date and with respect to Designated Accounts comprised in such Offer or (b) each Transferor or any Additional Transferor in a subsequent Offer as being in existence under the Designated Accounts comprised in such Offer on the Addition Date relating thereto;

       "EXPENSES LOAN AGREEMENT" means the expenses loan agreement dated on or before the Initial Issue Date between RBS, the Issuer and the Note Trustee whereby RBS has agreed to make available an expenses loan to the Issuer from time to time;

       "FINAL TERMS" means each final terms document substantially in the form set out in the Prospectus which will be completed at the time of the agreement to issue each Series of Notes and which will constitute final terms for the purposes of Article 5.4 of the Prospectus Directive;

       "FINANCE CHARGE AMOUNT" shall mean the amounts referable to any Series from time to time representing the beneficial entitlement of such Series to Finance Charge Collections (or amounts deemed to represent Finance Charge Collections) as specified in Part 5 of the Schedule to the related Supplement which shall also where appropriate specify how such amounts are to be distributed between the Beneficiaries within such Series;

       "FINANCE CHARGE COLLECTIONS" shall mean Collections in respect of Finance Charge Receivables PROVIDED, HOWEVER, that the amount of Finance Charge Collections shall be reduced for the purposes of any calculation hereunder or in respect of any Supplement on any date of determination by the amount of any Incorrect Payments previously incorrectly allocated as Finance Charge Collections which are to be repaid on such date of determination;

       "FINANCE CHARGE COLLECTIONS LEDGER" shall have the meaning specified in Clause 5.1(a)(iii) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "FINANCE CHARGE RECEIVABLES" shall mean all Receivables arising under a Designated Account which fall within the paragraphs (iii), (iv) (subject to any certificate to the contrary by a Transferor or any Additional Transferor pursuant to Clause 8.4 of the RSA) or (v) (subject to any certificate to the contrary by a Transferor or any Additional Transferor pursuant to Clause 8.5 of the RSA) of the definition of "RECEIVABLES" hereunder and, in respect of any Monthly Period, includes Discount Option Receivables, and further includes any amounts payable in respect of the assignment or holding on trust of Receivables on Defaulted Accounts;

       "FINANCE DATE" means the date upon which the Finance Bill 2000 receives Royal Assent;

       "FINANCIAL MARKETS" means the Financial Markets division of RBS;

       "FITCH" shall mean Fitch Ratings Limited, or any successor to its rating business;

       "FLAGGING DATE" shall mean, in respect of the Initial Offer by a Transferor 27 March 2000 and, in respect of an Initial Offer by an Additional Transferor, the date specified in such Offer;

       "FLOATING INVESTOR PERCENTAGE" shall have the meaning specified in the related Supplement;

       "FLOATING PERCENTAGE" means "FLOATING INVESTOR PERCENTAGE" or "Floating Transferor Percentage";

       "FLOATING TRANSFEROR PERCENTAGE" shall mean in respect of any Monthly Period and in relation to any Transferor that Transferor's pro rata share of 100 minus the Floating Investor Percentage Aggregate;

       "FOREIGN TRANSACTION PARTY" means any Transaction Party which is not incorporated in or does not have a fixed address for service of process in England and Wales or Scotland;

       "FUTURE ACCOUNT" in relation to an Offer shall mean an Account the Account Creation Date in relation to which falls after the relevant Offer Date and which satisfies the criteria set out in such Offer;

       "FUTURE ACCOUNTS CRITERIA" shall mean the criteria specified in an Offer as the criteria which are to be used to determine whether, and if so from which date, any Future Account is a Designated Account;

       "FUTURE RECEIVABLES" shall mean all Receivables on a Designated Account which are not Existing Receivables;

       "GOVERNMENTAL AUTHORITY" shall mean any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

       "GROUP" shall mean, with respect to any Series, the group of Series in which the related Supplement specifies that such Series shall be included;

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

       "GROUP PLC" means The Royal Bank of Scotland Group plc;

       "INCORRECT PAYMENTS" shall have the meaning specified in Clause 5.3(b) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INCORRECT WITHDRAWAL" shall mean any use of monies representing Trust Property by the Transferors or the Servicer or any Co-Servicer or any bank operating the Card Operating Accounts, any Additional Transferor Operating Account or any other party, whether by way of withdrawal, set-off or otherwise, prior to payment of such monies into the Trustee Collection Account in accordance with the Relevant Documents;

       "INDEPENDENT" means, when used with respect to any specified person, that the person (1) is in fact independent of the Loan Note Issuer and any other obligor under the Loan Notes and any other person with an ownership interest in the Receivables Trust and of any affiliate of any of the foregoing persons, (2) does not have any direct financial interest or any material indirect financial interest in the Loan Note Issuer or in any such other obligor or any such other person with such an ownership interest in the Receivables Trust or in any affiliate of any of the foregoing persons, and (3) is not connected with the Loan Note Issuer or any such other obligor or any affiliate of the Loan Note Issuer or any such other person with such an ownership interest in the Receivables Trust as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions;

       "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Security Trustee under the circumstances described in Clause
       22.1.3 of the Security Trust Deed made by an independent appraiser or other expert appointed by an issuer order and approved by the Security Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "INDEPENDENT" and that the signer is Independent within the meaning thereof;

       "INELIGIBLE COLLECTIONS" shall mean Collections in respect of Ineligible Receivables;

       "INELIGIBLE RECEIVABLES" shall mean Principal Receivables which do not comply with all of the criteria set out in the Third Schedule to this Master Framework Agreement, as at:

       (i) in the case of Existing Receivables which are the subject of the first Offer made by the Transferors or any Additional Transferor, the Flagging Date in respect of that Offer; or

       (ii) in the case of any Existing Receivable which is the subject of any subsequent Offer made by the Transferors or any Additional Transferor, the Addition Date with respect to that Offer; or

       (iii) in the case of any Future Receivable, the Date of Processing with respect to the transaction which gives rise to that Receivable or (if different) the date on which the Receivables Trustee first acquires that Receivable pursuant to the terms and subject to the conditions of the RSA;

       as well as any Receivable specified as an "ADDITIONAL INELIGIBLE RECEIVABLE" in any Subsequent Offer and any Non-Conforming Receivable once it is identified as such by the Servicer;

       "INELIGIBLE RECEIVABLES POOL" shall mean the Outstanding Face Amount of all Ineligible Receivables assigned or purported to be assigned to or held on trust for the Receivables Trustee (or other property which is deemed to represent such Receivables ) which constitute part of the Trust Property;

       "INELIGIBLES BARE TRUST" shall have the meaning specified in Clause 2.1 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INELIGIBLES BARE TRUST PROPERTY" shall have the meaning specified in Clause 2.1 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INITIAL ASSIGNMENT" shall mean a transfer in respect of an Initial
       Offer;

       "INITIAL CLOSING DATE" shall mean 27 March 2000;

       "INITIAL INVESTOR BENEFICIARY" shall mean RBS Cards Securitisation Funding Limited, or any successor;

       "INITIAL INVESTOR INTEREST" shall mean, with respect to any Investor Beneficiary for a Series, the amount stated in the related Supplement;

       "INITIAL ISSUE DATE" means the date of the first issue of Notes by the Issuer pursuant to the relevant Final Terms and the relevant supplement to the Arran Funding Note Trust Deed;

       "INITIAL OFFER" shall mean an offer made by a Transferor or an Additional Transferor to assign Receivables to the Receivables Trustee or, in the case of Scottish Receivables, hold on trust the Scottish Receivables for the Receivables Trustee (pursuant to a declaration of trust in respect of such Receivables), in accordance with Clause 2.1 of the RSA;

       "INITIAL OFFER DATE" shall mean, in respect of the Initial Offer made by a Transferor, 27 March 2000 and, in respect of an Initial Offer made by NatWest or an Additional Transferor, the date specified in such Offer;

       "INITIAL TRANSFER" means, in relation to an Account, the transfer of Receivables, if any, which takes place upon the acceptance by the Receivables Trustee of the Initial Offer in respect of that Account;

       "INITIAL TRANSFEROR BENEFICIARIES" shall mean each of RBS and RBSA in their respective capacities as Transferor Beneficiaries of the Receivables Trust;

       "INSOLVENCY EVENT" shall have the meaning specified in Clause 6.1(f) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INSOLVENCY PROCEEDS" shall have the meaning specified in Clause 6.3(c) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INSURANCE PROCEEDS" shall mean any amounts recovered by the Servicer or any Co-Servicer pursuant to any credit insurance policies covering any Obligor with respect to Receivables under that Obligor's Account;

       "INTERCHANGE" shall mean the interchange fees payable to a Transferor or any Additional Transferor in respect of the Bank Portfolio in its capacity as a credit card issuer through VISA International, Inc. and MasterCard International Incorporated;

       "INTEREST DETERMINATION DATE" has the meaning defined in the relevant Loan Note Conditions;

       "INVESTMENT PROCEEDS" shall mean the meaning specified in Clause 5.1(g) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INVESTOR ACQUIRED INTERCHANGE AMOUNT" shall mean the meaning specified in Clause 5.2(b)(viii) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INVESTOR ACQUISITION" shall have the meaning specified in Clause 4.5(a)(ii) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INVESTOR BENEFICIARY" shall mean any Person in its capacity as an investor beneficiary of the Receivables Trust, which may include any investor beneficiary subordinate to another investor beneficiary as a provider of Enhancement as specified in any Supplement;

       "INVESTOR CASH AVAILABLE FOR ACQUISITION" shall mean with respect to each Series the amount allocated to the Investor Beneficiaries within such Series which is available to fund the acquisition of beneficial entitlement to Receivables as more particularly described in the Receivables Trust Deed and Trust Cash Management Agreement and the related Supplement;

       "INVESTOR CASH MANAGEMENT FEE" shall mean the meaning specified in Clause 9.2(b) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INVESTOR CERTIFICATE" shall mean a certificate of title issued by the Receivables Trustee evidencing a beneficial interest in the Receivables Trust, executed by a Transferor and any Additional Transferor and authenticated by or on behalf of the Receivables Trustee substantially in the form (or forms in the case of a Series with multiple Investor Beneficiaries) of the investor certificate attached to the Receivables Trust Deed and Trust Cash Management Agreement or the related Supplement which evidences the principal amount of the beneficial interest of such Investor Beneficiary in the Receivables Trust or such other evidence of beneficial entitlement to Trust Property deemed to be an "INVESTOR CERTIFICATE" in any related Supplement;

       "INVESTOR DEFAULT AMOUNT" shall have, with respect to any Series, the meaning stated in the related Supplement;

       "INVESTOR FINANCE CHARGE AMOUNT" shall have the meaning specified in Clause 5.2(b)(vii) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "INVESTOR INTEREST" shall mean that part of the aggregate beneficial interest of any Investor Beneficiary in the Receivables Trust which was acquired by such Investor Beneficiary with the proceeds of a single Series and shall be calculated in accordance with the provisions of the related Supplement;

       "INVESTOR PERCENTAGE" shall have, with respect to Principal Receivables which are Eligible Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts and any Series, the meaning stated in the related Supplement;

       "INVESTOR SERVICING FEE" shall have, with respect to each Series as specified in Clause 2.2(b) of the Beneficiaries Servicing Agreement, the meaning specified in the related Supplement;

       "INVESTOR TRUSTEE PAYMENT AMOUNT" shall have, with respect to each Series as specified in Clause 7.15(b) of the Receivables Trust Deed and Trust Cash Management Agreement, the meaning specified in the related Supplement;

       "ISSUE DATE" means, in relation to any series of Notes, the date of issue of such Notes by the Issuer;

       "ISSUER" means Arran Funding Limited, a public limited company incorporated in Jersey, Channel Islands with registered number 76198;

       "ISSUER CORPORATE SERVICES AGREEMENT" means the corporate services agreement between, inter alios, Mourant & Co Limited and the Issuer dated on or before the Initial Issue Date;

       "ISSUER DISTRIBUTION ACCOUNT BANK AGREEMENT" shall mean the bank account agreement made between the Issuer and The Royal Bank of Scotland International Limited with respect to all Series dated on or before the Initial Issue Date;

       "JERSEY BANK ACCOUNT OPERATOR" means The Royal Bank of Scotland International Limited in such capacity pursuant to the Jersey Bank Account Operating Agreement;

       "JERSEY BANK ACCOUNT OPERATING AGREEMENT" means the agreement so named dated on or about the date hereof between, inter alios, the Issuer and The Royal Bank of Scotland International Limited;

       "LIABILITY" means any loss, damage, cost, charge, claim, demand, expense, judgement, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

       "LOAN NOTE CONDITIONS" means the terms and conditions of the Loan Notes set out in Schedule 2 of the Security Trust Deed, as may be modified, amended or supplemented in respect of any Loan Note or series of Loan Notes by the relevant Loan Note Supplement;

       "LOAN NOTE EVENT OF DEFAULT" means, in relation to any Loan Note, an event of default specified in the Security Trust Deed or in the Loan Note Supplement relating to such Loan Note;

       "LOAN NOTE HOLDER" shall mean, from time to time, in respect of a Loan Note for a Series, the beneficial owner of the Loan Note for such Series;

       "LOAN NOTE ISSUER" shall mean RBS Cards Securitisation Funding Limited;

       "LOAN NOTE ISSUER COSTS PAYMENT AMOUNT" shall have the meaning ascribed to it in the relevant Series Supplement;

       "LOAN NOTE ISSUER DISTRIBUTION ACCOUNT BANK AGREEMENT" shall mean, in respect of any Series, the bank account agreement made between RBS Cards Securitisation Funding Limited and The Royal Bank of Scotland International Limited for such Series;

       "LOAN NOTE ISSUER EXPENSES ACCOUNT" shall mean the account of that name established by the Loan Note Issuer Distribution Account Bank Agreement and any sub-account or ledger with respect to each Series therefor or replacement thereof at any Qualifying Institution outside the United Kingdom;

       "LOAN NOTE SUPPLEMENT" shall mean, with respect to any Loan Note or series of Loan Notes, a supplement to the Security Trust Deed in accordance with clause 2 of the Security Trust Deed;

       "LOAN NOTES" shall mean all loan notes, the obligations under which are secured by the Loan Note Issuer's interest as a Beneficiary of the Receivables Trust, issued by the Loan Note Issuer in respect of each Series and "LOAN NOTE" means anyone of them;

       "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the interests of any Investor Beneficiary which shall be construed to include any Investor Beneficiary which is a member of a Series with Related Debt outstanding as more particularly specified in any related Supplement;

       "MAXIMUM ADDITION AMOUNT" shall mean, unless otherwise provided in a Supplement, with respect to any Addition Date, the number of Additional Accounts originated by a Transferor or any Additional Transferor after the Pool Selection Date designated as Designated Accounts pursuant to Clause 2.2 of the RSA without prior Rating Agency confirmation of its then existing rating of any outstanding Related Debt as described in paragraph 2(b) of the Second Schedule to the RSA which would either:

       (i) with respect to any of the three consecutive Monthly Periods beginning with the Monthly Period commencing on the first day of the month immediately following the first 3 month date after Cut-off Date be equal to 15% of the number of Designated Accounts as of the first day of the calendar year during which such Monthly Periods commence (or the Cut-off Date, in the case of 2000); or

       (ii) with respect to any twelve-month period be equal to 20% of the number of Designated Accounts as of the first day of such twelve-month period,

       PROVIDED, HOWEVER, that if the aggregate principal balance in the Additional Accounts specified in paragraph (i) or (ii) above, as the case may be, shall exceed either:

       (A) 15% of the aggregate amount of Principal Receivables which are Eligible Receivables determined as of the first day of the third preceding Monthly Period (or in the case of any Addition Date occurring on or before 1 June 2000, the aggregate amount of Principal Receivables which are Eligible Receivables on the Initial Closing Date) after the deduction of the aggregate amount of Principal Receivables which are Eligible Receivables as of the Addition Date relating to an Offer which was accepted in respect of each such Additional Account, in all of the Accounts owned by a Transferor and each Additional Transferor that have been designated as Designated Accounts since the first day of the third preceding Monthly Period or the Initial Closing Date, as the case may be; or

       (B) 20% of the aggregate amount of Principal Receivables determined as of the first day of the calendar year in which such Addition Date occurs (or in the case of an Addition Date occurring on or before 1 January 2001, the aggregate amount of Principal Receivables which are Eligible Receivables on the Initial Closing Date) after the deduction of the aggregate amount of Principal Receivables, which are Eligible Receivables as of the Addition Date relating to an Offer which was accepted in respect of each such Additional Account, in all of the Accounts owned by a Transferor and each Additional Transferor after the Cut-off Date that have been designated as Designated Accounts since the first day of such calendar year or the Initial Closing Date, as the case may be, then the Maximum Addition Amount shall be the number of Additional Accounts, the total principal balance of which is the lesser of the aggregate amount of Principal Receivables which are Eligible Receivables specified in either Clause (A) or Clause (B) of this proviso;

       "MINIMUM AGGREGATE PRINCIPAL RECEIVABLES" shall mean, unless otherwise provided in a Supplement relating to any Series, as of any date of determination, an amount equal to the sum of the numerators used in the calculation of the Investor Percentages for Principal Collections for all Applicable Series on such date PROVIDED, HOWEVER, that with respect to any Applicable Series in its Controlled Accumulation Period with an Investor Interest as of such date of determination equal to the Principal Funding Account Balance relating to such Applicable Series, the numerator used in the calculation of the Investor Percentage for Principal Collections relating to such Applicable Series shall, solely for the purpose of the definition of Minimum Aggregate Principal Receivables, be deemed to equal zero;

       "MINIMUM TRANSFEROR INTEREST" shall mean 7% (or, subject as provided below, such other percentage as specified in any related Supplement) of the Average Principal Receivables PROVIDED, HOWEVER, that a Transferor or any Additional Transferor may reduce the Minimum Transferor Interest upon
       (i) 30 days' prior notice to the Receivables Trustee, each Rating Agency and any Enhancement Provider entitled to receive such notice pursuant to the relevant Supplement, (ii) written confirmation from each Rating Agency that such reduction will not result in the reduction or withdrawal of the respective ratings of each Rating Agency for any outstanding Associated Debt and (iii) delivery to the Receivables Trustee and each such Enhancement Provider of an Officer's Certificate stating that the relevant Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur with respect to any Investor Beneficiary PROVIDED FURTHER, HOWEVER, that the Minimum Transferor Interest shall not at any time mean less than 2% of the Average Principal Receivables;

       "MONTHLY PERIOD" shall mean, unless otherwise defined in any Supplement, the period from and including the first day of a calendar month to and including the last day of the same calendar month;

       "MONTHLY SERVICER'S REPORT" shall mean a report substantially in the form attached as Exhibit A to the Beneficiaries Servicing Agreement with such changes as the Servicer and any Co-Servicer, in consultation with the relevant Rating Agency may determine to be necessary or desirable;

       "MONTHLY TRUST CASH MANAGER'S REPORT" shall mean a report substantially in the form attached as Exhibit D to the Receivables Trust Deed and Trust Cash Management Agreement, with such changes as the Trust Cash Manager may determine to be necessary or desirable PROVIDED, HOWEVER, that no such change shall serve to exclude information required by the Receivables Trust Deed and Trust Cash Management Agreement or any Supplement;

       "MOODY'S" shall mean Moody's Investors Service, Inc or any successor to its rating business;

       "NATWEST" means the National Westminster Bank plc;

       "NATWEST BRANDED RECEIVABLE" means any Receivable which was originated or acquired by NatWest or any person that was an Affiliate of NatWest prior to 6 March 2000;

       "NEW DESIGNATED ACCOUNTS" in respect of an Offer, has the meaning given to it in such Offer;

       "NET CASH PRICE" in respect of an Offer, means the Cash Price specified in the Offer less the Acceptance Price;

       "NOMINAL AMOUNT" shall have the meaning specified in Clause 4.9(b) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "NON-CONFORMING ACCOUNT" means a Designated Account where it is identified by the relevant Transferor that the relevant credit agreement would be enforceable only on an order of the court but where the court would not have discretion to grant an enforcement order in respect of such credit agreement as of the applicable Pool Selection Date or Additional Selection Date, as the case may be;

       "NON-CONFORMING RECEIVABLES" means the Principal Receivables and Finance Charge Receivables arising on a Non-Conforming Account which are treated as Ineligible Receivables from the date of identification by the Servicer as arising on a Non-Conforming Account (and a "NON-CONFORMING RECEIVABLE" shall be construed accordingly);

       "NOTE TRUSTEE" means the Bank of New York acting as the note trustee under the Arran Funding Note Trust Deed (or any successor note trustee);

       "NOTES" means the notes in registered form in the currency and denomination amount set forth in the relevant Final Terms of the Prospectus and issued from time to time by the Issuer constituted by the relevant supplement to the Arran Funding Note Trust Deed with respect to each Series relating to such notes;

       "NOTICE OF ASSIGNMENT" shall mean a notice substantially in the form set out in Schedule 7 of the RSA, and given to any Obligor, to the effect that Receivables paid and payable by the Obligor (and if applicable the related benefit of any related guarantee or guarantees) have been assigned to the Receivables Trustee;

       "NOTIFICATION EVENT" shall mean any one or more of the events listed in
       Schedule 5 of the RSA;

       "OBLIGOR" or "OBLIGORS" shall mean with respect to any Account, the person or persons obliged directly or indirectly to make payments in respect of Receivables generated on that Account;

       "OFFER" shall mean an Initial Offer or a Subsequent Offer;

       "OFFER DATE" shall mean, in the case of an Initial Offer, the Initial Offer Date; in the case of a Subsequent Offer of Receivables on Existing Accounts, the relevant Addition Date; and in the case of a Subsequent Offer of Receivables on Future Accounts, the date on which such Subsequent Offer is made;

       "OFFICER'S CERTIFICATE" shall mean a certificate given by an officer of the Trust Cash Manager or the Servicer, or any Co-Trust Cash Manager or Co-Servicer, involved in or responsible for Trust Cash Management or Servicing respectively, whose name appears on a list of officers furnished to the Receivables Trustee by the Trust Cash Manager and the Servicer, and any Co-Trust Cash Manager and any Co-Servicer, as such lists may from time to time be amended;

       "OPERATING BANK" shall mean a Qualified Institution at which the Trustee Collection Account and Trustee Acquisition Account and other Trust Accounts are maintained and any other Qualified Institution at which such Trust Accounts are maintained from time to time;

       "OPINION OF COUNSEL" shall mean a written legal opinion provided by a legal adviser, who may be an adviser of the Person providing the opinion, and who shall be reasonably acceptable to the Receivables Trustee;

       "OUTSTANDING FACE AMOUNT" shall mean, in respect of a Principal Receivable on any date, the amount which is the outstanding balance due in respect thereof at the close of business in London on the Business Day immediately preceding such date;

       "PAY OUT COMMENCEMENT DATE" shall mean, (i) with respect to each Series, the date on which a Trust Pay Out Event is deemed to occur pursuant to Clause 6.1 of the Receivables Trust and Trust Cash Management Agreement or (ii) with respect to any Series, the date on which a Series Pay Out Event is deemed to occur pursuant to the Supplement for such Series;

       "PAY OUT EVENT" shall mean, with respect to each Series, a Trust Pay Out Event or a Series Pay Out Event;

       "PERIODIC FINANCE CHARGES" shall mean, in respect of an Account, the finance charges (due to periodic charges) or any similar term as specified or defined in the Card Agreement applicable to that Account;

       "PERMITTED ADDITIONAL JURISDICTION" shall mean in respect of a Receivable and an Obligor a jurisdiction (other than England and Wales, Scotland and Northern Ireland) agreed by each Transferor, each Additional Transferor and the Receivables Trustee and approved by each Rating Agency as being acceptable as a Permitted Additional Jurisdiction;

       "PERMITTED INVESTMENTS" shall mean any one or more of the following:

       (i) demand or time deposits, certificates of deposit and other short-term unsecured debt obligations at or of any institution outside the United Kingdom PROVIDED THAT, in each case, at the time the deposit is made or the certificate or obligation is acquired the then current rating of the unsecured and unguaranteed debt obligations of that institution (or, where the investment in question is guaranteed, of the guaranteeing institution) is A-1+, F-1+ and P-1 or (if different) the then highest rating conferred in respect of such obligations by Standard and Poor's, Fitch IBCA (if the institution is publicly rated by Fitch IBCA) and Moody's (respectively); or

       (ii) short-term unsecured debt obligations (including commercial paper) issued by a body corporate outside the UK provided that the then current rating of the unsecured and unguaranteed debt obligations of that body corporate (or where the debt obligations in question are guaranteed, of the guaranteeing institution) is A-1+, F-1+ and P-1, or (if different) the then highest rating conferred in respect of such obligations by Standard and Poor's, Fitch IBCA (if the institution is publicly rated by Fitch IBCA) and Moody's (respectively),

       PROVIDED FURTHER, that for the purposes of the Spread Account, references in this definition to a rating in the "highest rating" shall be modified to require a rating from any one of the following rating agencies of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is publicly rated by Fitch IBCA) F-2 by Fitch IBCA;

       "PERSON" shall be construed as a reference to any person, individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organisation, governmental entity or other entity of similar nature (whether or not having separate legal personality);

       "POOL INDEX FILE" shall mean the file on the computer system used by a Transferor or an Additional Transferor to identify the Designated Accounts and which is designated "POOL INDEX FILE";

       "POOL SELECTION DATE" shall mean, in respect of the Initial Offer by the Transferors, 31 January 2000 and, in respect of any Initial Offer by NatWest or an Additional Transferor, the date specified in such Initial Offer;

       "PRECEDING MONTHLY PERIOD" shall have the meaning specified in Exhibit D of the Receivables Trust Deed and Trust Cash Management Agreement;

       "PRINCIPAL AMOUNTS" shall mean amounts payable to any Series from time to time representing the beneficial entitlement of such Series to Principal Collections (or amounts deemed to represent Principal Collections) as specified in Part 5 of the Schedule of the related Supplement which shall also specify how such amounts are to be calculated;

       "PRINCIPAL COLLECTIONS" shall mean Collections in respect of Principal Receivables which are Eligible Receivables;

       "PRINCIPAL COLLECTIONS LEDGER" shall have the meaning specified in Clause 5.1(a)(iii) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "PRINCIPAL FUNDING ACCOUNT" shall mean the account described in any Supplement to the Receivables Trust Deed and Trust Cash Management Agreement;

       "PRINCIPAL FUNDING ACCOUNT BALANCE" shall have the meaning, with respect to any Series, specified in the related Supplement (if applicable);

       "PRINCIPAL PAYING AGENT" shall mean The Bank of New York or any successor principal paying agent appointed in accordance with the Agency Agreement;

       "PRINCIPAL RECEIVABLES" shall mean Receivables on a Designated Account (other than Finance Charge Receivables) PROVIDED, HOWEVER, that the amount of Principal Receivables on a Designated Account on any day shall be reduced by the aggregate amount of credit balances existing in such Designated Account on that day PROVIDED FURTHER, HOWEVER, that any Receivable arising on a Designated Account which the relevant Transferor is unable to assign to, and does not hold on trust for the Receivables Trustee for any reason shall not be included in calculating the aggregate amount of Principal Receivables;

       "PRINCIPAL SHORTFALLS" shall mean, with respect to a Transfer Date, the aggregate amount for all Series that the related Supplements specify are "SERIES PRINCIPAL SHORTFALLS" for such Transfer Date;

       "PRINCIPAL TERMS" shall mean the meaning specified in Clause 4.6(a)(v) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "PROCEEDS ACCOUNT" means in respect of RBS, the RBS Cards Proceeds Account, in respect of RBSA, the RBSA Proceeds Account and in respect of any Additional Transferor, the relevant Additional Transferor Proceeds Account;

       "PROGRAMME" means the Arran Funding medium term note programme established by the Issuer pursuant to which the Issuer may issue from time to time a series of Notes in accordance with the terms of the Arran Funding Note Trust Deed;

       "PROSPECTUS" means, initially, the prospectus which constitutes a base prospectus for the purposes of Article 5.4 of the Prospectus Directive and which was filed with the United States Securities and Exchange Commission annexed to the S-3 registration statement under file number 333-128502, and thereafter, any updated, amended or supplemented prospectus filed thereafter;

       "PROSPECTUS DIRECTIVE" means Directive 2003/71/EC;

       "PURCHASE PRICE" shall mean, in respect of Receivables assigned to or held on trust by the Receivables Trustee in any Offer, an amount equal to
       (a) the Outstanding Face Amount of the Principal Receivables comprised in the New Designated Accounts (as defined in the Offer) on the Pool Selection Date, in respect of the Initial Offer, or the related Additional Selection Date, in respect of a Subsequent Offer PLUS (b) any Future Receivables which would have been Principal Receivables had the New Designated Account been Designated Account with effect from the Pool Selection Date or relevant Additional Selection Date (as applicable) arising on such New Designated Accounts between the Pool Selection Date or relevant Additional Selection Date (as applicable) and the date of acceptance of the Offer LESS (c) any Collections which would have been Principal Collections had the New Designated Account been Designated Account with effect from the Pool Selection Date as Relevant Additional Selection Date (as applicable) received during that time PLUS (d) any Deferred Purchase Price in respect of such Receivables;

       "QUALIFYING FUTURE ACCOUNT" shall mean a Future Account which satisfies the Future Accounts Criteria set out in the relevant Offer with effect from the Addition Date determined in accordance with such Future Accounts Criteria;

       "QUALIFIED INSTITUTION" or "QUALIFYING INSTITUTION" means (i) an institution outside the United Kingdom which at all times has a short-term unsecured debt rating of at least A-1+ by Standard & Poor's and P-1 by Moody's or (ii) an institution acceptable to each Rating

       Agency provided that in the case of The Royal Bank of Scotland International Limited the rating criteria shall apply to The Royal Bank of Scotland plc;

       "RAPID ACCUMULATION PERIOD" shall for any Series, have the meaning specified in the related Supplement;

       "RATING AGENCY" shall mean, with respect to each Series, the rating agency or agencies, if any, selected by the Transferor Beneficiary to provide a rating for Related Debt, as specified in the related Supplement;

       "RBSA" means RBS Advanta;

       "RBSI" means The Royal Bank of Scotland International Limited;

       "RBSA PROCEEDS ACCOUNT" shall mean the account described as such in Clause 14.3 of the RSA;

       "RBS CARDS" means the Retail Direct -- Cards Business division of RBS;

       "RBS" shall mean The Royal Bank of Scotland plc in any capacity and its successors in interest and permitted assigns;

       "RBS CARDS PROCEEDS ACCOUNT" shall mean the account described as such in Clause 14.3 of the RSA;

       "RECEIVABLES" shall mean all amounts owing by an Obligor to a Transferor or any Additional Transferor under an Account from time to time, including (without limitation):

       (i) amounts owing for payment in respect of the acquisition of merchandise and/or services;

       (ii)  cash advances;

       (iii) amounts relating to Transaction Fees, Periodic Finance Charges and charges for credit insurance;

       (iv)  amounts relating to Special Fees; and

       (v)   Annual Fee Receivables,

       "RECEIVABLES TRUST" shall mean the trusts constituted pursuant to the Receivables Trust Deed and Trust Cash Management Agreement as set out in Clause 2.1 of the Receivables Trust Deed and the Trust Cash Management Agreement;

       "RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT" shall mean the Receivables Trust Deed and Trust Cash Management Agreement dated 27 March 2000, between, among others, the Receivables Trustee, the Trust Cash Manager, the Initial Transferor Beneficiaries and the Loan Note Issuer and all amendments thereof and supplements thereto, including any Supplement;

       "RECEIVABLES TRUSTEE" shall mean South Gyle Receivables Trustee Limited in its capacity as trustee of the Receivables Trust pursuant to the terms of the Receivables Trust Deed and Trust Cash Management Agreement and its permitted successors and any Person appointed as a successor trustee, co-trustee or separate trustee of the Receivables Trust in accordance with the provisions of the Receivables Trust Deed and Trust Cash Management Agreement or by operation of law;

       "RECEIVER" means a Person, or Persons, appointed in writing by the Security Trustee who is to be a receiver, a receiver and manager or an administrative receiver (and who shall not be the Security Trustee or an Affiliate of the Security Trustee);

       "RECORD DATE" shall mean, with respect to any Distribution Date and any Transfer Date, the last Business Day of the preceding Monthly Period;

       "REDESIGNATED ACCOUNT" shall mean a Defaulted Account, Zero Balance Account, Cancelled Account or any other Account which has ceased to be a Designated Account pursuant to Clause 7 of the RSA;

       "REDESIGNATION DATE" has the meaning specified in Clause 7.1 of the RSA;

       "REDESIGNATION NOTICE" has the meaning specified in Clause 7.2 of the RSA;

       "REDUCTION" has the meaning specified in Clause 10.1 of the RSA;

       "RELATED DEBT" shall mean, with respect to an Investor Interest in respect of any Series, any Loan Note issued by the Investor Beneficiary holding such Investor Interest in respect of such Series, as further specified, with respect to such Series, in the related Supplement for such Series;

       "RELEVANT ACCOUNT" means an Account which is the subject of an Initial Transfer on or after the Finance Date;

       "RELEVANT DATE" shall have the meaning specified in Clause 5.2(a)(i) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "RELEVANT DOCUMENTS" shall mean the Receivables Trust Deed and Trust Cash Management Agreement, the RSA, the Master Framework Agreement, the Beneficiaries Servicing Agreement, each Accession Notice, each Series Supplement and each other document executed in connection with an Acquisition (including any documents executed in connection with Related
       Debt), any mandate and other agreement relating to a Trust Account or a bank account in respect of which the Receivables Trustee has a beneficial interest, the Trust Section 75 Indemnity, and any other document, other than a Card Agreement, contemplated by and executed in connection with any of the preceding documents;

       "RELEVANT INFORMATION" shall have the meaning specified in Clause 7.18 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "REMOVAL DATE" has the meaning specified in Clause 7.6 of the RSA;

       "REMOVED ACCOUNT" shall mean a Redesignated Account which has ceased to be designated as "RBS/RBSA -- 2000" or as "NatWest -- 2005" in the Pool Index File pursuant to Clause 7.6 of the RSA;

       "REQUIREMENT OF LAW" for any Person shall mean a requirement of the memorandum of association or articles of association or other organisational or governing documents of such Person, and any law, treaty, rule, requirement or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject;

       "RESERVE ACCOUNT" shall mean the account described in any Supplement to the Receivables Trust Deed and Trust Cash Management Agreement;

       "RESTRICTED ADDITIONAL JURISDICTION" shall mean in respect of a Receivable and an Obligor a jurisdiction other than England and Wales, Scotland, Northern Ireland or any Permitted Additional Jurisdiction;

       "REVOLVING PERIOD" shall have, with respect to any Series, the meaning specified in the related Supplement;

       "RSA" shall mean the Receivables Securitisation Deed made as a deed between each Transferor and the Receivables Trustee dated the Initial Closing Date (as amended and restated from time to time);

       "SCHEDULE OF CALCULATIONS" shall mean the meaning specified in Clause 7.1(n) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "SCOTTISH ADDITIONAL ACCOUNT NOTICE" means a notice in respect of Scottish Receivables arising on Additional Accounts in substantially the form set out in the Fourth Schedule of the RSA;

       "SCOTTISH ASSIGNATION" means an assignation of Scottish Receivables in substantially the form set out in the Sixth Schedule of the RSA;

       "SCOTTISH DECLARATION OF TRUST" means a declaration of trust over Scottish Receivables in substantially the form set out in the Third Schedule of the RSA;

       "SCOTTISH RECEIVABLE" means any Receivable that is governed by Scots law;

       "SECURITISED PORTFOLIO" shall mean the total portfolio of Designated Accounts, the Receivables (or, in the case of Scottish Receivables, the beneficial interest to such Scottish Receivables) arising on which are held by the Receivables Trustee on behalf of the Beneficiaries;

       "SECURITY" means the security created by the Security Trust Deed;

       "SECURITY TRUST DEED" means the security trust deed dated the Initial Closing Date between, inter alios, the Security Trustee and the Loan Note Issuer;

       "SECURITY TRUSTEE" means The Bank of New York, London Branch, in its capacity as Security Trustee pursuant to the Security Trust Deed;

       "SERIES" shall have the meaning specified in Clause 4.5(b)(i) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "SERIES COLLECTION ACCOUNT" shall mean the account described in Clause 5.1(c)(i) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "SERIES PAY OUT EVENT" shall have, with respect to any Series or any Class within a Series, the meaning specified in the related Supplement;

       "SERIES FINANCE CHARGE COLLECTIONS LEDGER" shall have the meaning specified in Clause 5.1(c)(iii) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "SERIES PRINCIPAL COLLECTIONS LEDGER" shall have the meaning specified in Clause 5.1(c)(iii) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "SERIES RETURN" shall mean, in respect of each Series, any amount which is payable to the Investor Beneficiaries of such Series with a view to enabling the Investor Beneficiaries to make and retain a profit, such amount being calculated in accordance with the terms of the relevant Supplement;

       "SERIES SERVICING FEE PERCENTAGE" shall mean, with respect to any Series, the amount specified in the related Supplement;

       "SERIES TERMINATION DATE" shall mean with respect to any Series, the date specified in the related Supplement;

       "SERIES TRUST CASH MANAGEMENT FEE PERCENTAGE" shall mean, with respect to any Series, the amount specified in the related Supplement;

       "SERVICER" shall mean initially RBS Cards, a division of The Royal Bank of Scotland plc, in its capacity as servicer of the Receivables constituting Trust Property pursuant to the provisions of the Beneficiaries Servicing Agreement and thereafter any Person appointed as Successor Servicer in accordance with the Beneficiaries Servicing Agreement, and shall include any Co-Servicer with respect to the functions of the Servicer which such Co-Servicer is to perform, as specified in Clause 2.1 of the Beneficiaries Servicing Agreement;

       "SERVICER DEFAULT" shall have the meaning specified in Clause 4.1 of the Beneficiaries Servicing Agreement;

       "SERVICING" means the functions and duties of the Servicer as specified in the Beneficiaries Servicing Agreement, or such of them as may be specified in any Accession Notice as applying to any Co-Servicer;

       "SERVICING FEE" shall have the meaning specified in Clause 2.2.1 of the Beneficiaries Servicing Agreement;

       "SHARED EXCESS FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Transfer Date, the aggregate amount for all Series that the related Supplements specify are to be treated as "SHARED EXCESS FINANCE CHARGE COLLECTIONS" for such Transfer Date;

       "SHARED PRINCIPAL COLLECTIONS" shall mean, on any day the aggregate amount for all Series that the related Supplements specify are to be treated as "SHARED PRINCIPAL COLLECTIONS" that day;

       "SOLVENCY CERTIFICATE" shall mean a certificate of a duly authorised officer substantially in the form set out in Schedule 8 to the RSA;

       "SPECIAL FEES" shall mean draft fees, service transaction fees, foreign exchange commission and other fees which may from time to time be assessed by a Transferor or any Additional Transferor (whether for itself or on behalf of another party) on Accounts as may be permitted by the Card Agreements relating thereto;

       "SPREAD ACCOUNT" shall mean the account described in the Receivables Trust Deed and Trust Cash Management Agreement or in any Supplement thereto;

       "STANDARD & POOR'S" shall mean Standard & Poor's Ratings Group or any successor of its rating business;

       "SUBSCRIPTION AGREEMENT" means each subscription agreement in respect of a Series of Notes substantially in the form set out in the Dealer Agreement;

       "SUBSEQUENT OFFER" shall mean an offer made by a Transferor or an Additional Transferor to assign or hold on trust Receivables to or for the Receivables Trustee in accordance with Clause 2.2 of the RSA;

       "SUBSEQUENT ASSIGNMENT" means a transfer in relation to a subsequent offer;

       "SUCCESSOR CASH MANAGER" shall mean the meaning specified in Clause 11.3(a) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "SUCCESSOR SERVICER" shall have the meaning specified in Clause 4.6.2 of the Beneficiaries Servicing Agreement;

       "SUPPLEMENT" or "SERIES SUPPLEMENT" shall mean, with respect to any Series, a supplement to the Receivables Trust Deed and Trust Cash Management Agreement complying with the terms of Clause 4.6 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "SWAP AGREEMENT" means the relevant currency swap agreement and/or the interest rate swap agreement in respect of a class or sub-class of Notes (if any) of each Series;

       "TAX" shall mean any tax, levy, impost, duty or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

       "TERMINATION NOTICE" shall have, with respect to any Series, the meaning specified in Clause 11.1(f) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "THE STOCK EXCHANGE" means The London Stock Exchange Limited;

       "TRANSACTION DOCUMENTS" means the documents set out in Schedule 7;

       "TRANSACTION FEES" shall mean all fees as specified in the Card Agreement applicable to each Account other than Special Fees and Annual Fees;

       "TRANSACTION PARTIES" means the parties to this Agreement and each a "TRANSACTION PARTY";

       "TRANSFER" means, in relation to an Account, the transfer of Receivables, if any, which takes place upon the acceptance by the Receivables Trustee of the Offer in respect of that Account;

       "TRANSFER DATE" shall mean, unless otherwise specified in the related Supplement, with respect to any Series, the Business Day immediately prior to each Distribution Date;

       "TRANSFERORS" shall mean The Royal Bank of Scotland plc, RBS Advanta, and should NatWest accede to the Receivables Trust Deed and Trust Cash Management Agreement, National Westminster Bank plc, each in their respective capacity as transferor of certain Receivables to the Receivables Trustee pursuant to the provisions of the RSA and "TRANSFEROR" shall mean any one of them as the context may require;

       "TRANSFEROR ACQUIRED INTERCHANGE AMOUNT" shall have the meaning specified in Clause 5.2(b)(vi) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRANSFEROR ACQUISITION" shall have the meaning specified in Clause 4.5(a)(i) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRANSFEROR BENEFICIARIES" means the Initial Transferor Beneficiaries and/or any further Transferor Beneficiaries and "TRANSFEROR BENEFICIARY" means any of them as the context may require;

       "TRANSFEROR CASH AVAILABLE FOR ACQUISITION" shall have the meaning specified in Clause 5.2(f)(ii)(A) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRANSFEROR CASH MANAGEMENT FEE" shall have the meaning specified in Clause 9.2(c) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRANSFEROR CERTIFICATE" shall mean a certificate of title issued by the Receivables Trustee evidencing a beneficial interest in the Receivables Trust, executed by a Transferor (or each Additional Transferor as applicable) and authenticated by the Receivables Trustee, substantially in the form of Exhibit A to the Receivables Trust Deed and Trust Cash

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       Management Agreement and exchangeable as provided in Clause 4.2 of the
       Receivables Trust Deed and Trust Cash Management Agreement, which evidences the aggregate beneficial entitlement of any Transferor Beneficiary in the Receivables Trust PROVIDED, HOWEVER, that at any time there shall be only one Transferor Certificate in respect of each Transferor (or each Additional Transferor as applicable);

       "TRANSFEROR FINANCE CHARGE AMOUNT" shall have the meaning specified in Clause 5.2(b)(v) of the Receivables Trust Deed and Trust Cash Management Agreement, being the aggregate amount payable to the Transferor Beneficiaries on each Business Day representing their aggregate beneficial entitlement to Finance Charge Collections or amounts deemed to represent Finance Charge Collections on such Business Day;

       "TRANSFEROR INELIGIBLE INTEREST" shall mean, on any date of determination, the aggregate amount of the Ineligible Receivables Pool;

       "TRANSFEROR INTEREST" shall mean, on any date of determination, the Adjusted Transferor Interest for the relevant Transferor;

       "TRANSFEROR SECTION 75 LIABILITY" shall mean any liability of a Transferor (as a "CREDITOR") from time to time to make a payment to an Obligor regarding a Designated Account (as a "DEBTOR") pursuant to
       Section 75 of the Consumer Credit Act 1974;

       "TRANSFEROR SECTION 75 INDEMNITY CLAIM" shall mean the amount of any Transferor Section 75 Liability claimed from the Receivables Trustee by a Transferor pursuant to the Trust Section 75 Indemnity PROVIDED, HOWEVER, that such Transferor Section 75 Indemnity Claim shall not exceed the amount of the Credit Advance relating to the transaction giving rise to that Transferor Section 75 Liability;

       "TRANSFEROR SERVICING FEE" shall have the meaning specified in Clause
       2.2.3 of the Beneficiaries Servicing Agreement;

       "TRANSFERRED ACCOUNT" shall mean:

       (i) a Designated Account with respect to which a new credit card account number has been issued by the Servicer, any Co-Servicer or a Transferor or any Additional Transferor in circumstances resulting from a lost or stolen card in relation to a Designated Account or lost or stolen cheques or from the transfer of a Designated Account from one programme to another programme and not requiring standard application and credit evaluation procedures under the Card Guidelines, as applicable; and

       (ii) a Designated Account resulting from the conversion of a Designated Account that was a standard account to a premium account or from a premium account to a standard account, if applicable, and which in either case can be traced or identified in the Pool Index File with the designation "RBS-2005", "NatWest-2005" or such other designation by reference to or by way of the computer files or microfiche lists delivered to the Receivables Trustee;

       "TRUST ACCOUNTS" shall mean each of the Trustee Collection Account, the Trustee Acquisition Account, the Series Collection Account, the Reserve Account, the Spread Account, the Principal Funding Account and each Additional Trust Account and "TRUST ACCOUNT" shall mean any one thereof as the context requires;

       "TRUST ACCOUNTS BANK AGREEMENT" shall mean, in respect of any Series, the bank agreement made between the Receivables Trustee and The Royal Bank of Scotland International Limited for such Series;

       "TRUST CASH MANAGEMENT" means the functions and duties of the Trust Cash Manager as specified in the Receivables Trust Deed and Trust Cash Management Agreement, or such of them as may be specified in any Accession Notice as applying to any Co-Trust Cash Manager;

       "TRUST CASH MANAGEMENT FEE" shall have the meaning specified in Clause 9.2(a) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRUST CASH MANAGER" shall mean initially RBS Cards in its capacity as trust cash manager of the Receivables and Collections pursuant to the provisions of the Receivables Trust Deed and Trust Cash Management Agreement and thereafter, any person appointed as successor Trust Cash Manager in accordance with the Receivables Trust Deed and Trust Cash Management Agreement and shall include any Co-Trust Cash Manager with respect to the functions of the Trust Cash Manager which such Co-Trust Cash Manager is to perform, as specified in Clause 9.1(b) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRUST CASH MANAGER DEFAULT" shall have the meaning specified in Clause
       11.1 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRUST CERTIFICATE" shall mean any one of the Investor Certificates of any Series or any Transferor Certificate;

       "TRUST CERTIFICATE REGISTER" shall mean the register maintained pursuant to Clause 4.2(a) of the Receivables Trust Deed and Trust Cash Management Agreement, recording the identity of the Beneficiaries of the Receivables Trust from time to time as evidenced by the Trust Certificates issued to such Beneficiaries and transfers and acquisitions relating to the beneficial entitlements evidenced thereby;

       "TRUST PAY OUT EVENT" shall have, with respect to each Series, the meaning specified in Clause 6.1 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRUST PROPERTY" shall mean:

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

       (i) until such time as monies transferred by the Beneficiaries have been applied in accordance with the terms of the RSA all monies which may from time to time be provided by the Beneficiaries to the Receivables Trustee to fund the purchase of the Receivables, pursuant to the terms and subject to the conditions of the RSA;

       (ii) the Eligible Receivables and Ineligible Receivables and any other property acquired by the Receivables Trustee pursuant to the terms and subject to the conditions of the RSA;

       (iii) all monies, investments and property from time to time representing or derived from or to be applied in respect of item (ii) above including, without limitation:

             (A) all monies due or to become due with respect to Receivables
                 (including all Finance Charge Receivables) assigned to or held on trust for the Receivables Trustee;

             (B) all proceeds of such Receivables and Insurance Proceeds relating to such Receivables;

             (C) the right to receive the benefit of Acquired Interchange as provided for in the RSA;

             (D) monies deposited from time to time in the Trust Accounts; and

             (E) the rights to any Enhancement with respect to any Investor
                 Beneficiary;

       (iv) all rights vested by the Relevant Documents or by law in favour of the Receivables Trustee by virtue of an Incorrect Withdrawal in respect of monies representing Trust Property (as set out in (iii) above);

       (v) all representations, covenants, indemnities and other contractual provisions in favour of the Receivables Trustee (other than any such made or granted solely for its own benefit) made or granted in or pursuant to any of the Relevant Documents and all rights to make demands, bring proceeding or take any other action in respect thereof;

       (vi) all other property other than any amounts standing to the credit of the bank account in Jersey referred to in Clause 7.13(b)(ii) of the Receivables Trust Deed and Trust Cash Management Agreement which may from time to time be held by or on behalf of South Gyle Receivables Trustee Limited its capacity as Receivables Trustee; and

       (vii) all rights vested by law in the Receivables Trustee by virtue of its holding the Trust Property (as set out in (i) to (vi) inclusive above);

       "TRUST SECTION 75 INDEMNITY" shall mean the agreement of even date herewith between the Transferors and the Receivables Trustee in respect of the Transferor Section 75 Liability (as amended from time to time) and any subsequent agreement between an Additional

       Transferor and the Receivables Trustee in respect of the Additional Transferor Section 75 Liability;

       "TRUSTEE ACQUISITION ACCOUNT" shall mean the account described in Clause 5.1(b)(i) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRUSTEE COLLECTION ACCOUNT" shall mean the account described in Clause 15 of the RSA or any sub-account therefor or replacement thereof at any Qualifying Institution outside the United Kingdom;

       "TRUSTEE FEE" shall mean the meaning specified in Clause 7.16 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "TRUSTEE PAYMENT AMOUNT" shall mean those amounts required to pay the costs and expenses of the Receivables Trustee payable in accordance with the provisions of Clause 7.15(a) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "UNAVAILABLE PRINCIPAL COLLECTIONS" shall have the meaning specified in Clause 3.2(c) of the Receivables Trust Deed and Trust Cash Management Agreement;

       "UNDIVIDED INTEREST" shall mean the proportional beneficial entitlement of a Beneficiary in the Undivided Bare Trust which may be evidenced by a Trust Certificate;

       "UNDIVIDED BARE TRUST" shall have the meaning specified in Clause 2.1 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "UNDIVIDED BARE TRUST PROPERTY" shall have the meaning specified in Clause 2.1 of the Receivables Trust Deed and Trust Cash Management Agreement;

       "VAT" shall mean, and be construed as, a reference to value added tax as imposed by VATA and related legislation including any similar tax which may be imposed in place thereof from time to time;

       "VATA" shall mean the Value Added Tax Act 1994; and

       "ZERO BALANCE ACCOUNT" shall mean, for any date of determination, a Designated Account specified by the Servicer or any Co-Servicer as an Account which has had a nil balance of Receivables generated thereon or outstanding thereunder for such period of time that the Servicer or Co-Servicer (1) has identified such Account as a Zero Balance Account pursuant to the Card Guidelines or the Servicer's or any Co-Servicer's customary and usual servicing procedures, and (2) has removed or will remove such Account from the Pool Index File and the Servicer's or any Co-Servicer's computer master file of Accounts on such date.

2.     PRINCIPLES OF INTERPRETATION AND CONSTRUCTION

2.1    KNOWLEDGE OF RBS CARDS

       References in any Transaction Document to the expression "so far as RBS Cards/the Servicer is aware" or "to the best of the knowledge, information and belief of RBS Cards/the Servicer" or any similar expression in respect of any matter shall be deemed to mean the actual knowledge of senior officers of RBS Cards located at Edinburgh, together with the knowledge which such persons could have had, had the relevant company actually carried out the procedures regularly used by RBS Cards in the day to day operation of their credit card business.

2.2    INTERPRETATION

       Any reference in the Transaction Documents to:

       a document being in an "AGREED FORM" means that the form of the document in question has been agreed between the proposed parties thereto and that a copy thereof has been signed for the purposes of identification by Clifford Chance Limited Liability Partnership;

       "BOOK VALUE" means, in respect of any asset, the book value of such asset as determined in accordance with the accounting practices of RBS Cards as practised at the date of this Agreement;

       "CONTINUING", in respect of an Loan Note Event of Default, shall be construed as a reference to an Loan Note Event of Default which has not been waived in accordance with the terms hereof;

       a "HOLDING COMPANY" of a company or corporation shall be construed as a reference to any company or corporation of which the first -mentioned company or corporation is a subsidiary;

       "INCLUDING" shall be construed as a reference to "INCLUDING WITHOUT LIMITATION", such that any list of items or matters appearing after the word "including" shall be deemed not to be an exhaustive list, but shall be deemed rather to be a representative list, of those items or matters forming a part of the category described prior to the word "including";

       "INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

       a "LAW" shall be construed as any law (including common or customary law), statute, constitution, decree, judgement, treaty, regulation, directive, bye-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court;

       a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month except that:

       (a) if any such numerically corresponding day is not a Business Day, such period shall end on the immediately succeeding Business Day to occur in that next succeeding calendar month or, if none, it shall end on the immediately preceding Business Day; and

       (b) if there is no numerically corresponding day in that next succeeding calendar month, that period shall end on the last Business Day in that next succeeding calendar month,

       (and references to "MONTHS" shall be construed accordingly);

       a "PERSON" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

       "REPAY", "REDEEM" and "PAY" shall each include both of the others and "REPAID", "REPAYABLE" and "REPAYMENT", "REDEEMED", "REDEEMABLE" and "REDEMPTION" and "PAID", "PAYABLE" and "PAYMENT" shall be construed accordingly;

       a "SUBSIDIARY" of a company or corporation means any other company or corporation which is a "subsidiary undertaking" of such company or corporation as defined pursuant to Section 736 Companies Act 1985 ;

       a "SUCCESSOR" shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of its jurisdiction of incorporation or domicile has assumed the rights and obligations of such party under the relevant Transaction Document or to which, under such laws, such rights and obligations have been transferred;

       "TAX" shall be construed so as to include any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature whatsoever (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same), and "TAXATION", "TAXABLE" and comparable expressions shall be construed accordingly;

       a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

       the "WINDING-UP", "DISSOLUTION" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.3    CURRENCY SYMBOLS

       "[GBP]" and "STERLING " denote the lawful currency of the United Kingdom.

2.4    AGREEMENTS AND STATUTES

       Any reference in this Agreement to:

       (a) this Agreement, any Transaction Document or any other agreement or document shall be construed as a reference to this Agreement, such Transaction Document or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; and

       (c) a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.

2.5    HEADINGS

       Clause and Schedule headings are for ease of reference only.

2.6    TIME

       Any reference in this Agreement to a time of day shall, unless a contrary indication appears, be a reference to London time.

2.7    AMENDMENTS

       References in any Transaction Document to that or any other Transaction Document, other agreement, deed or document (including this Master Framework Agreement) shall be deemed also to refer to such Transaction Document, agreement, deed or document as amended, supplemented, verified, replaced or novated (in whole or in part) from time to time and to agreements, deeds and documents executed pursuant thereto.

2.8    SCHEDULES

       Any Schedule, Appendix or Exhibit annexed to a Transaction Document forms part of such Transaction Document and shall have the same force and effect as if set out in the body of such Transaction Document. Any reference to a Transaction Document shall include any such Schedule, Appendix or Exhibit.

2.9 Except as otherwise specified in a Schedule, reference to a "Paragraph" in a Schedule shall be construed to be a reference to a Paragraph set out in that Schedule.

2.10 Except as otherwise specified in any Transaction Document, reference to a "Clause" or "Schedule" is, subject to any contrary indication, a reference to a clause or a schedule of that Transaction Document.


2.11   HEADINGS

       Headings in any Transaction Document are for ease of reference only.

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

2.12   ACCOUNTING TERMS

       As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Paragraph 1 hereof, and accounting terms partially defined in Paragraph 1 hereof to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles in the United Kingdom. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles in the United Kingdom, the definitions contained in Paragraph 1 hereof shall prevail.


2.13   NUMBER

       In any Transaction Document, save where the context otherwise requires, words importing the singular number include the plural and vice versa.


2.14   SUCCESSORS

       Save where the context otherwise requires, references in any Transaction Document to any party to the Transaction Documents shall include references to its successors and assigns, whether in security or otherwise, whomsoever.

                                   SCHEDULE 2

                                  COMMON TERMS

                              GENERAL LEGAL TERMS

1.     FURTHER ASSURANCE

       Each Transaction Party referred to as an "OBLIGOR" in any Transaction Document shall (at such Transaction Party's cost) do and execute, or arrange for the doing and executing of, each necessary act, document and thing reasonably within its power and as may be reasonably requested of it by the Transaction Party referred to as an "OBLIGEE" in such Transaction Document to implement and/or give effect to such Transaction Document and the transactions contemplated by it.


2.     ENTIRE AGREEMENT

2.1 Transaction Documents and any document referred to in the Transaction Documents constitute the entire agreement and understanding between the Transaction Parties relating to the subject matter of the Transaction Documents and sets out all the terms of any agreements, arrangements, and transactions between the Transaction Parties. Except for the issue of the Notes, none of such agreements, arrangements or transactions forms part of a series of transactions involving any third parties.

2.2    Each Transaction Party agrees that:

        2.2.1 it has not entered into any of the Transaction Documents in reliance upon any representation, warranty or undertaking of any other Transaction Party which is not expressly set out or referred to in one of the Transaction Documents;

        2.2.2 except in respect of an express warranty under any of the Transaction Documents, it shall not have any claim or remedy in respect of any misrepresentation (whether negligent or otherwise, and whether made prior to or in any of the Transaction documents) or untrue statement by any other Transaction Party; and

        2.2.3 this Clause 2 shall not exclude any liability for fraudulent misrepresentation.

2.3 A Transaction Party is not liable to another Transaction Party (in equity, contract or tort, under the Misrepresentation Act 1967 or in any other way) for a representation that is not set out in any Transaction Document or any document referred to in any Transaction Document.

2.4 Nothing in this Clause 2 shall have the effect of limiting or restricting any liability of a Transaction Party arising as a result of any fraud.


3.     SECURITY TRUSTEE PARTY TO TRANSACTION DOCUMENTS

3.1 Except where any Transaction Document provides otherwise, the Security Trustee has agreed to become a party to the agreements set out in
       Schedule 3 of each Loan Note

       Supplement for the better preservation and enforcement of its rights under such Transaction Documents and the Security Trust Deed but shall not have any responsibility for any of the obligations of any of the other parties thereto and the Transaction Parties party to such Transaction Documents acknowledge the Security Trustee has no such responsibilities.


4.     CHANGE OF RECEIVABLES TRUSTEE OR SECURITY TRUSTEE

       If there is any change in the identity of the Receivables Trustee or the Security Trustee in accordance with the terms of the Receivables Trust Deed and Trust Cash Management Agreement or the Security Trust Deed (as the case may be), each of the Transaction Parties which is a party to a Transaction Document with the Receivables Trustee or the Security Trustee (as the case may be) shall execute such documents and take such action as the new Receivables Trustee or the new Security Trustee (as the case may be) and the outgoing Security Trustee, the outgoing Receivables Trustee or the new Security Trustee (as the case may be) may reasonably require for the purposes of vesting in the new Receivables Trustee or the new Security Trustee (as the case may be) the benefit of such Transaction Documents and the rights, powers and obligations of the Receivables Trustee or the Security Trustee (as the case may be), and releasing the outgoing Receivables Trustee or the outgoing Security Trustee (as the case may be) from its future obligations under the relevant Transaction Documents.


5.     SERVICES NON-EXCLUSIVE

5.1    Non-Exclusivity

       Subject to the provisions of the Transaction Documents, nothing in the Transaction Documents shall prevent any Transaction Party from rendering services similar to those provided for in the Transaction Documents to other persons, firms or companies or from carrying on business similar to or in competition with the business of the Transferors, the Loan Note Issuer, the Receivables Trustee, the Trust Cash Manager, the Security Trustee or the Servicers.

5.2    Existing Businesses

       Nothing in the Transaction Documents shall prevent any party to the Transaction Documents from carrying on its own business in the manner which it thinks fit, unless, by so doing, it would render itself unable to perform its obligations hereunder in the manner herein contemplated.


6.     LIMITED RECOURSE; NON-PETITION

6.1 Each Transaction Party agrees with the Loan Note Issuer and the Security Trustee to be bound by the terms of the Security Trust Deed and any related Supplemental Security Trust Deed (and in particular that no amount shall be payable by the Loan Note Issuer to it unless and until all amounts required by the relevant Priority of Payments and the other provisions of the Security Trust Deed and any Supplemental Security Trust Deed to be paid or provided for in priority to that amount have been paid or provided for in full).

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

6.2 Each Transaction Party agrees that only the Security Trustee may enforce the security created by the Security Trust Deed and any Supplemental Security Trust Deed and that the Transaction Party (apart from the Bank of New York) shall not take any steps for the purpose of recovering any of the amounts owing to it by the Receivables Trustee or the Loan Note Issuer (as the case may be) or enforcing any rights arising under or in connection with any of the Transaction Documents against the Receivables Trustee or the Loan Note Issuer (as the case may be) or procuring the winding-up, administration or liquidation of the Receivables Trustee or the Loan Note Issuer (as the case may be) or any similar insolvency procedure in any applicable jurisdiction in respect of any of its liabilities.

6.3 If the resources available to the Receivables Trustee or the Loan Note Issuer (as the case may be) at any time are insufficient to pay any liability in full, after payment of all other liabilities ranking in priority to it in accordance with the provisions of the Security Trust Deed and any Supplemental Security Trust Deed, the Transaction Party to which that liability is owed shall have no further claim against the Receivables Trustee or the Loan Note Issuer (as the case may be) at that time in respect of that unpaid amount and shall not then exercise any remedies against the Receivables Trustee or the Loan Note Issuer (as the case may be) in respect of that unpaid amount and the Receivables Trustee or the Loan Note Issuer (as the case may be) shall not have any further obligation with respect to that unpaid amount until and to the extent that it has sufficient resources to pay it in accordance with this Clause 6.

6.4 Each Transaction Party (save for the Bank of New York) agrees with the Receivables Trustee and the Loan Note Issuer and the Security Trustee that if, whether in the liquidation of the Receivables Trustee or the Loan Note Issuer (as the case may be) or otherwise (and notwithstanding Clauses 6.1, 6.2 and 6.3), any amount is received by it in respect of any liability owed to it by the Receivables Trustee or the Loan Note Issuer (as the case may be) other than in accordance with the provisions of the Security Trust Deed and any Supplemental Security Trust Deed, that amount shall be received and held by it as trustee for the Security Trustee and shall be paid over to the Security Trustee immediately upon receipt. This Clause 6.4 shall have effect only to the extent that it does not constitute or create and is not deemed to constitute or create any Encumbrance or other security interest of any kind.

6.5 This Clause 6 shall not prevent any Transaction Party from proving in any winding up of the Receivables Trustee or the Loan Note Issuer (as the case may be) if, without breach by the Transaction Party of this Clause 6, the Receivables Trustee or the Loan Note Issuer (as the case may be) goes into liquidation.

6.6 No recourse under any obligation, covenant, or agreement of the Receivables Trustee or the Loan Note Issuer contained in the Transaction Documents shall be exercised against any shareholder, officer or director of the Receivables Trustee or the Loan Note Issuer (in whatever capacity) as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the Transaction Documents are (to the extent to which each of them is a party) corporate obligations of the Receivables Trustee or the Loan Note Issuer (as the case may be) and no

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

       liability shall attach to or be incurred by the shareholders, offices, agents or directors of the Receivables Trustee or the Loan Note Issuer (as the case may be) as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Receivables Trustee or the Loan Note Issuer (as the case may be) contained in the Transaction Documents, or implied therefrom, and that any and all personal liability for breaches by the Receivables Trustee or the Loan Note Issuer of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by the other parties hereto as a condition of and consideration for the execution of the Transaction Documents.

6.7 Each of the parties hereto hereby irrevocably undertakes and agrees that it shall not, until the expiry of one year and one day after the payment of all sums outstanding and owing under the latest maturing Associated Debt take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the Receivables Trustee or, as the case may be, the Loan Note Issuer or of any or all of the revenues and assets of the Receivables Trustee or, as the case may be, the Loan Note Issuer provided that nothing herein shall apply to the extent that it hinders the Security Trustee from exercising its rights in relation to enforcing the security afforded to it by the Loan Note Issuer.


7.     OBLIGATIONS AS CORPORATE OBLIGATIONS

7.1 The parties to this Agreement, other than the Loan Note Issuer, shall not have any liability for the obligations of the Loan Note Issuer under any Loan Note and nothing in the Agreement shall constitute the giving of a guarantee, indemnity or the assumption of a similar obligation by the parties to this Agreement in respect of the performance by the Loan Note Issuer of its obligations under any Loan Note.


8.     AMENDMENT

8.1 A variation of any Transaction Document is valid only if it is in writing and signed by or on behalf of each Transaction Party being a party to such document.


9.     EXERCISE OF RIGHTS AND REMEDIES

9.1 A failure to exercise or delay in exercising a right or remedy provided by any Transaction Document or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by any Transaction Document or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

9.2 Except where any Transaction Document provides otherwise, the rights and remedies contained in a Transaction Document are cumulative and not exclusive of rights or remedies provided by law.

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10.    PARTIAL INVALIDITY

10.1 The invalidity, illegality or unenforceability of a provision of a Transaction Document does not affect or impair the continuation in force of the remainder of such Transaction Document.


11.    NO PARTNERSHIP

11.1 Except where any Transaction Document provides otherwise, no provision of any Transaction Document creates a partnership between any of the parties or makes a Transaction Party the agent of another Transaction Party for any purpose. Except where any Transaction Document provides otherwise, a Transaction Party has no authority or power to bind, to contract in the name of, or to create a liability for another Transaction Party in any way or for any purpose.


12.    CONTINUATION OF OBLIGATIONS

12.1 Except to the extent that they have been performed and except where any Transaction Document provides otherwise, the warranties, representations, indemnities, and obligations contained in any Transaction Document remain in force after the date on which such Transaction Document becomes effective.


13.    ASSIGNMENT AND SUBCONTRACTING

13.1 Each Transaction Document shall be binding upon and enure to the benefit of each Transaction Party hereto and its or any subsequent successors and assigns.

13.2 Except where any Transaction Document provides otherwise, a Transaction Party may not assign or transfer or purport to assign or transfer a right or obligation under any Transaction Document to which it is a party.

13.3 Each Transaction Party is entering into each Transaction Document to which it is a party for its benefit and not for the benefit of another person save in the case of the Security Trustee and the Note Trustee or unless expressly stated.

13.4 Except where any Transaction Document provides otherwise, a Transaction Party may not subcontract the performance of any of its obligations under a Transaction Document.


14.    NOTICE OF ASSIGNMENT

       Under the terms of the Security Trust Deed and any future Loan Note Supplements, the Loan Note Issuer intends to assign by way of security all its rights, title and interest in and to the documents set out in the relevant schedule to the Loan Note Supplement for each Series. By signature of this Master Framework Agreement, the other Transaction Parties each hereby acknowledge and confirm that they have notice of such assignments.

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15.    THIRD PARTY TRANSACTION RIGHTS

       A person who is not a party to any Transaction Document has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of any Transaction Document but this does not affect any right or remedy of a third party which exists or is available apart from that Act.


16.    CONFIDENTIALITY

       Each Transaction Party agrees that during the Term and thereafter it shall keep confidential and it will not disclose to any person, firm or company whatsoever any information relating to the business, finances or other matters of a confidential nature of any of the Transferors or any Additional Transferor or the Loan Note Issuer (as the case may be) which it may have obtained as a result of the execution of any Transaction Document or of which it may otherwise have become possessed including, without prejudice to the generality of the foregoing, any information concerning the identity of any Obligor. The Transaction Parties shall use all reasonable endeavours to prevent any such disclosure provided however that the provisions of this clause shall not apply:

       16.1.1 to the disclosure of any information to any person who is a Transaction Party to any of the Transaction Documents insofar as such disclosure is expressly permitted by the Transaction Documents;

       16.1.2 to the disclosure of any information already known to the recipient otherwise than as a result of entering into any of the Transaction Documents;

       16.1.3 to the disclosure of any information subsequently received by the recipient which it would otherwise be free to disclose;

       16.1.4 to the disclosure of any information which is or becomes public knowledge otherwise than as a result of the conduct of the recipient;

       16.1.5 to any extent that the recipient is required to disclose the same pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or taxation authority (including, without limitation, the U.S. Securities and Exchange Commission, any official bank examiners or regulators or The London Stock Exchange);

       16.1.6 to the extent that the recipient needs to disclose the same for the exercise, protection or enforcement of any of its rights under any of the Transaction Documents or, in the case of the Security Trustee, for the purpose of discharging, in such manner as it thinks fit, its duties or obligations under or in connection with the Transaction Documents in each case to such persons as require to be informed of such information for such purposes;

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

       16.1.7 to the extent that the recipient needs to disclose the same to such of its employees as may be reasonably necessary or desirable provided that before any such disclosure each Transaction Party shall make such employees aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance therewith by such employees;

       16.1.8 to the disclosure of any information to professional advisers who receive the same under a duty of confidentiality;

       16.1.9 to the disclosure of any information with the consent of the relevant Transaction Parties;

       16.1.10 to the disclosure of any information disclosed to a prospective substitute Trust Cash Manager or Co-Trust Cash Manager Servicer or Co-Servicer (provided it is disclosed on the basis that the recipient will hold it confidential);

       16.1.11 to the disclosure of any information which any Rating Agency may require to be disclosed to it or its professional advisers; or

       16.1.12 to the disclosure of any information which The Royal Bank of Scotland plc may require to be disclosed to it or its professional advisers.


17.    NOTICES

17.1   COMMUNICATIONS IN WRITING

       Except as specified in relation to a Transaction Document any notice under or in connection with any Transaction Document (a "NOTICE"):

       17.1.1    shall be in writing;

       17.1.2 shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof; and

       17.1.3 shall be delivered personally or sent by first class post (and air mail if overseas) or by fax to the party due to receive the Notice at its address set out in the Notices Details or to another address, person, telex or fax number specified by that party by not less than 7 days' written notice to the other Transaction Parties received before the Notice was despatched.

17.2 Unless there is evidence that it was received earlier a Notice is deemed given:

       17.2.1 if delivered personally, when left at the relevant address referred to in Notices Details;

       17.2.2 if sent by post, except air mail, two Business Days after posting it;

       17.2.3    if sent by air mail, six Business Days after posting it; and

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

       17.2.4 if sent by fax, on completion of its transmission/when confirmation of its transmission has been recorded by the sender's fax machine.

       17.2.5 In this clause "Business Day" means a day other than a Saturday or Sunday or a public holiday in either the country where the Notice is posted or that to which it is sent.


18.    COUNTERPARTS

       Each Transaction Document may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


19.    VARIATION

       No variation of this Agreement shall be effective unless it is in writing and signed by (or by some person duly authorised by) each of the parties hereto and the Rating Agencies have been notified of such variation.


20.    WAIVER

       No failure on the part of any party hereto to exercise, and no delay by any such party in exercising, any right or remedy under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.


21.    RIGHTS CUMULATIVE

       The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

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                               PAYMENT PROVISIONS

22.    CALCULATIONS AND PAYMENTS

22.1   BASIS OF ACCRUAL

       Any interest due by one Transaction Party to another under any Transaction Document shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed.

22.2   PRIMA FACIE EVIDENCE

       In any legal action or proceeding arising out of or in connection with any Transaction Document, the records maintained by the Servicer (and any Co-Servicer) pursuant to the Beneficiaries Servicing Agreement and the Trust Cash Manager or Co-Trust Cash Manager pursuant to the Receivables Trust Deed and Trust Cash Management Agreement and by the Loan Note Issuer pursuant to the Security Trust Deed shall be prima facie evidence of the existence and amounts due by one Transaction Party to another or to any third party.

22.3   CURRENCY INDEMNITY

       If any sum (a "SUM") due from a Paying Transaction Party to a Receiving Transaction Party under any Transaction Document or any order, judgment, award or decision given or made in relation thereto has to be converted from the currency (the "FIRST CURRENCY") in which such Sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

       22.3.1 making or filing a claim or proof against the Paying Transaction Party; or

       22.3.2 obtaining or enforcing an order, judgment, award or decision in any court or other tribunal,

       the Paying Transaction Party shall indemnify the Receiving Transaction Party to whom such Sum is due from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange available to such person at the time of receipt of such Sum.

22.4   CURRENCY OF ACCOUNT AND PAYMENT

       Unless otherwise specified, Sterling is the currency of account and payment for each and every sum at any time due from one Transaction Party to another under the Transaction Documents, provided that each payment in respect of costs and expenses in respect of a Transaction Document shall be made in the currency in which the same were incurred.

22.5   PAYMENTS TO TRANSFERORS

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

       On each date on which any Transaction Document requires an amount to be paid by a Transaction Party to a Transferor or Additional Transferor, such Transaction Party shall make the same available to such Transferor or Additional Transferor for value on the due date at such time specified in the relevant Transaction Document to the relevant proceeds account.

22.6   PAYMENTS TO THE LOAN NOTE ISSUER

       On each date on which any Transaction Document requires an amount to be paid by a Transaction Party to the Loan Note Issuer, such Transaction Party shall make the same available to the Loan Note Issuer for value on the due date at such time specified in the relevant Transaction Document to the Account named in such Transaction Document.

22.7   PAYMENTS TO OTHER TRANSACTION PARTIES

       On each date on which any Transaction Document requires an amount to be paid by one Transaction Party to another Transaction Party, the Paying Transaction Party shall make the same available to the other Transaction Party for value on the due date at such time specified in the relevant Transaction Document to the account specified in the relevant Transaction Document.

22.8   NO SET-OFF

       Except where a Transaction Document provides otherwise in respect of any payment, all payments required to be made by any Transaction Party under the Transaction Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

22.9   BUSINESS DAYS

       Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

22.10  RECTIFICATION

       In the event that any amount paid pursuant to this Agreement shall be determined (after consultation between the parties in good faith) to have been incorrect, the parties hereto shall consult in good faith in order to agree upon an appropriate method for rectifying such error so that the amounts subsequently received and retained by all relevant parties are those which they would have received and retained if no such error had been made.


23.    MATTERS RELATING TO TAX

23.1 All sums payable by the Receivables Trustee, the Loan Note Issuer, any Investor Beneficiary to any Transaction Party pursuant to a Transaction Document (except where such party is the Security Trustee) are inclusive of any VAT which is chargeable on the supply or supplies for

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

       which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes and section 89 of the VATA shall not apply to affect the amount of such sums.

23.2 All sums payable by the Receivables Trustee, the Loan Note Issuer, any Investor Beneficiary (each party being a "PAYER") to the Security Trustee (the "PAYEE") pursuant to a Transaction Document are exclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes. Where the Payee makes a supply to any Payer for VAT purposes pursuant to any Transaction Document and VAT is or becomes chargeable on such supply, the relevant Payer shall pay to the Payee (in addition to any other consideration for such supply) a sum equal to the amount of such VAT, such payment to be made no later than 2 Business Days before the last day (as notified to the Payer in writing by the Payee) on which the Payee can account to HM Revenue and Customs for such VAT without incurring any interest or penalties.

23.3 All sums payable by the Security Trustee, RBS, RBSA, any Additional Transferor, the Servicer or the Trust Cash Manager (each party being a "PAYER") to any Transaction Party (the "PAYEE") pursuant to a Transaction Document are exclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes. Where the Payee makes a supply to any Payer for VAT purposes pursuant to any Transaction Document and VAT is or becomes chargeable on such supply, the relevant Payer shall pay to the Payee (in addition to any other consideration for such supply) a sum equal to the amount of such VAT, such payment to be made no later than 2 Business Days before the last day (as notified to the Payer in writing by the Payee) on which the Payee can account to HM Revenue and Customs for such VAT without incurring any interest or penalties.

23.4 Any reference in any Transaction Document to any fee, cost, disbursement, expense or liability incurred by any Transaction Party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any calculation or computation shall, save where the context otherwise requires, include:

       (i)   where such Transaction Party is the Receivables Trustee, the Loan
             Note Issuer, any Investor Beneficiary, a reference to such part of such cost or expense as represents VAT; and

       (ii) where such Transaction Party is RBS, RBSA, an Additional Transferor, the Servicer or the Trust Cash Manager, a reference to such part of such cost or expense as represents VAT save to the extent that such Transaction Party is entitled to obtain credit or repayment in respect of such VAT from H M Customs & Excise.

23.5 Any reference herein to a Transaction Party shall (where appropriate) be deemed, at any time when such party is treated as a member of a group for the purposes of section 43 of the VATA, to include a reference to the representative member of such group.

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

23.6 Each of the Transferors agrees with the Loan Note Issuer and the Security Trustee that it will not make an Offer after the Finance Date or make an Offer in circumstances which would permit, if that Offer were to be accepted, the execution of a written instrument evidencing the relevant Transfer after the Finance Date unless, in either such case, prior to the relevant Offer:

       (i)   RBS has, at its option:

             (aa) provided to the Rating Agencies a legal opinion satisfactory to each of them to the effect that stamp duty would not be applicable to, or chargeable on, the relevant Transfer (or Transfers generally) or on any written instrument which may be, or may be required to be, executed in pursuance of the relevant Transfer (or Transfer generally) or any written instrument which may be, or may be required to be, executed in pursuance of the relevant Transfer (or Transfers generally); or

             (bb) otherwise demonstrated to the satisfaction of the Rating
                  Agencies (whether by way of prior written confirmation from the Inland Revenue or a combination of a legal opinion and evidence of adjudication of prior Transfers or otherwise) that stamp duty is not payable on the relevant Transfer (or Transfers generally) or on any written instrument which may be, or may be required to be, executed in pursuance of the relevant Transfer (or Transfer generally); or

             (cc) otherwise satisfied the Rating Agencies that the relevant
                  Transfer (or Transfers generally) and any written instruments which may be, or may be required to be, executed in pursuance of the relevant Transfer (or Transfers generally) will not adversely affect the then current ratings of any Associated Debt; or

       (ii) there has been made available to the Loan Note Issuer in respect of any contingent or prospective liability to stamp duty a reserve fund sized in a manner satisfactory to the Rating Agencies having regard to usual rating agency practice for UK credit card asset backed securities transactions.

23.7 Neither RBS nor to its knowledge, without having made any enquiry, any person connected with RBS for the purposes of section 767A of the Income and Corporation Taxes Act 1984, has engaged, nor will engage, in any course of conduct (whether by act, omission or otherwise) which RBS reasonably expects to give rise to any actual liability of the Loan Note Issuer under sections 767A or 767AA Income and Corporation Taxes Act 1988.


24.    PAYMENTS FREE OF WITHHOLDING, ETC.

24.1 Except where otherwise permitted by the Transaction Documents, a payment made by the Paying Transaction Party to the Receiving Transaction Party under any Transaction Document shall be made gross, free of any right of counterclaim or set off and without

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

       deduction or withholding of any kind, other than any deduction or withholding required by law.

24.2 Except where otherwise permitted by the Transaction Documents, if a payment under any Transaction Document is subject to a deduction or withholding required by law, the sum due from the Paying Transaction Party shall be increased to the extent necessary to ensure that, after the making of any deduction or withholding, the Receiving Transaction Party receives a sum equal to the sum it would have received had no deduction or withholding been made.

24.3 Except where any Transaction Document provides otherwise, if a payment under any Transaction Document is subject to Tax (excluding VAT and any tax on profits), the Paying Transaction Party shall pay the Receiving Transaction Party on demand the amount (after taking into account any Tax payable in respect of the amount) necessary to ensure that the Receiving Transaction Party receives and retains a net sum equal to the sum it would have received had the payment not been subject to Tax.

24.4 In relation to any payment made under any Transaction Document, "PAYING TRANSACTION PARTY" means the Transaction Party making the payment and "RECEIVING TRANSACTION PARTY" means the Transaction Party receiving the payment.


25.    ECONOMIC AND MONETARY UNION

25.1 If the United Kingdom becomes a Participating Member State and as a result the Bank of England recognises more than one currency or currency unit as the lawful currency of the United Kingdom:

       25.1.1 (unless prohibited by law) the Security Trustee may designate (after consultation with the other Transaction Parties) which currency or currency unit the obligations arising under the Transaction Documents are to be denominated or payable in;

       25.1.2 (unless prohibited by law) any translation from currency or currency unit to another shall be at the official rate of exchange recognised by the Bank of England for conversion, rounded up or down by the Security Trustee (acting reasonably); and

       25.1.3 each Transaction Document shall be subject to such reasonable changes of construction as the Security Trustee may specify from time to time to be appropriate to reflect the adoption of the euro in the United Kingdom and any relevant market conventions or practices relating to the euro.


26.    COSTS

       Except where any Transaction Document provides otherwise, each Transaction Party shall pay its own costs relating to the negotiation, preparation, execution and implementation by it of each Transaction Document and of each document referred to in it.

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                       PART C -- GOVERNING LAW PROVISIONS

27.    GOVERNING LAW

27.1 Unless otherwise specified, each Transaction Document and all matters arising from or connected with it shall be governed by English law.


28.    JURISDICTION

28.1   ENGLISH COURTS

       Unless otherwise specified, the courts of England have exclusive jurisdiction to settle any dispute (a "DISPUTE") arising out of or in connection with any Transaction Document (including a dispute regarding the existence, validity or termination of any Transaction Document or the consequences of its nullity).

28.2   CONVENIENT FORUM

       Unless otherwise specified, the parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

28.3   NON-EXCLUSIVE JURISDICTION

       This Clause 28 is for the benefit of the Security Trustee only. As a result and notwithstanding Clause 28.1 (English Courts), it does not prevent the Security Trustee from taking proceedings relating to a Dispute ("PROCEEDINGS") in any other courts with jurisdiction. To the extent allowed by law, the Security Trustee may take concurrent Proceedings in any number of jurisdictions.

28.4   SERVICE OF PROCESS

       Each Foreign Transaction Party agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it at its Process Service Agent. If the appointment of the Process Service Agent ceases to be effective, the relevant Foreign Transaction Party shall immediately appoint another person in England to accept service of process on its behalf in England. If the Foreign Transaction Party fails to do so (and such failure continues for a period of not less than fourteen days), the Security Trustee shall be entitled to appoint such a person by notice to such Foreign Transaction Party. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This Clause
       28.4 applies to Proceedings in England and to Proceedings elsewhere.

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                                   SCHEDULE 3

                              ELIGIBILITY CRITERIA

(b)    Eligible Receivables

       A Receivable will be an "ELIGIBLE RECEIVABLE" if it complies with the following criteria as at: (i) in the case of Existing Receivables which are the subject of the Initial Offer made by a Transferor or Additional Transferor, the Pool Selection Date in respect of that Offer; or (ii) in the case of any Existing Receivable which is the subject of any Subsequent Offer made by a Transferor or Additional Transferor, the Additional Selection Date with respect to that Offer; or (iii) in the case of any Future Receivable, the Date of Processing with respect to the transaction which gives rise to that Receivable or (if later) the Additional Selection Date in respect of the Future Account on which that Receivable has arisen:

       (i)   it has arisen under an Eligible Account;

       (ii)

             (a) it was originated in accordance with and is governed by a Card
                 Agreement (without waiver or amendment in any material respect as to its governing law, its assignability or the disclosure of information to persons who may assume rights under the Card Agreement) and, in whole or in part, by the Consumer Credit Act 1974, or else, if acquired by the relevant Transferor or Additional Transferor, as the case may be, was originated in all material respects in accordance with and is governed by contractual terms not materially different from such Card Agreement in relation to such matters and, in whole or in part, by the Consumer Credit Act 1974;

             (b) it was otherwise created and complies with all other applicable laws;

             (c) it was originated in accordance with the Card Guidelines; and

             (d) it is not a Defaulted Receivable,

       (iii) it is free and clear of any Encumbrances exercisable against any Transferor, any Additional Transferor or the Receivables Trustee arising under or through a Transferor or Additional Transferor (or any of their respective Affiliates) and, to which, at the time of its creation (or at the time of its acquisition by the relevant Transferor or Additional Transferor if such Receivable was originated by any person other than such Transferor or Additional Transferor) and at all times thereafter, the relevant Transferor, Additional Transferor or the Receivables Trustee had good and marketable title;

       (iv) it constitutes the legal, valid, and binding obligations of the relevant Obligor, enforceable (except in the case of a Non-Conforming Receivable) in accordance with the terms of the relevant Card Agreement, subject to usual bankruptcy laws, other similar laws affecting

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             creditors' rights, general equitable principles and other
             limitations arising on enforcement in the jurisdiction of the relevant Obligor; and

       (v) it is not currently subject to any right of rescission, defence, dispute, set-off, counterclaim or enforcement order.

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                                ELIGIBLE ACCOUNTS

An Account will be an "Eligible Account" if, as at the beginning of the day on the Pool Selection Date (in the case of the first Offer) or the related Additional Selection Date (in the case of any subsequent Offer), as applicable, it is an Account:

(i)    where the Obligor is not a company or partnership for the purposes of
       Section 349(2) of the Income and Corporation Taxes Act 1988;

(ii) which was in existence and maintained with the Transferor or relevant Additional Transferor prior to or at the time of its designation as a Designated Account;

(iii) which is payable in pounds sterling or the lawful currency of a Permitted Additional Jurisdiction (where the Account is in a Permitted Additional Jurisdiction);

(iv) which is governed by a Card Agreement as amended from time to time (provided that no amendments may be made to terms and conditions relating to the governing law of the agreement, the assignability thereof or the ability of the relevant Transferor or relevant Additional Transferor to provide information regarding Obligors to any person assuming such Transferor's or Additional Transferor's rights under the agreement) or else, if acquired by the relevant Transferor or Additional Transferor, is governed by contractual terms not materially different from such Card Agreement in relation to such matters;

(v) which is governed in whole or in part by the Consumer Credit Act 1974 and creates legal, valid and binding obligations between the Transferor or relevant Additional Transferor and the relevant Obligor, and, except in the case of an Non-Conforming Account, is enforceable against the relevant Obligor in accordance with the Card Agreement and the Consumer Credit Act 1974, subject to applicable bankruptcy laws, other similar laws affecting creditors' rights, general equitable principles and other limitations on enforcement in the jurisdiction of the relevant Obligor and was otherwise created and complies with all other applicable laws;

(vi)   where the Obligor's most recent billing address is located in either:

       (a) England, Wales, Scotland, Northern Ireland or in a Permitted Additional Jurisdiction; or

       (b) a Restricted Additional Jurisdiction, provided that the balance of the Receivables in such Account, when added to the aggregate balance of Receivables in any other Designated Accounts located in a Restricted Additional Jurisdiction (including any Existing Receivables comprised in the same Offer as the Receivables in the Account in respect of which this representation is being made) would not cause the aggregate balance of all Receivables in Designated Accounts located in Restricted Additional Jurisdictions to exceed 5 per cent. of the total aggregate balance of Receivables in the Securitised Portfolio;

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(vii)  which has not been classified by the relevant Transferor or Additional
       Transferor as counterfeit, cancelled, fraudulent, stolen or lost;

(viii) which has been originated or purchased by the relevant Transferor or Additional Transferor;

(ix) which has been operated in all material respects in accordance with the relevant Transferor's or Additional Transferor's Card Guidelines; and

(x) the Receivables in respect of which have not been charged-off by the relevant Transferor or Additional Transferor.

PROVIDED, HOWEVER, that notwithstanding (i) to (x) above an Account will be an Eligible Account if the Transferor or, as the case may be, the Additional Transferor and the Receivables Trustee have been notified that such Account (or each Account with such characteristics) has been approved by each Rating Agency as an Eligible Account.

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                                   SCHEDULE 4

                         REPRESENTATIONS AND WARRANTIES

(A) REPRESENTATIONS OF THE TRANSFERORS AND EACH ADDITIONAL TRANSFEROR PURSUANT TO THE RECEIVABLES SECURITISATION AGREEMENT



                                     PART 1

 REPRESENTATIONS OF THE TRANSFERORS AND EACH ADDITIONAL TRANSFEROR AS TO MATTERS
                                     OF LAW

1. ORGANISATION: It is a corporation duly organised under the laws of Scotland or England with full corporate power, authority and legal right to own its assets and conduct its business as such assets are presently owned and its business is presently conducted and with power to enter into this Agreement and other Relevant Documents to which it is expressed to be a party and each assignment or declaration of trust to be entered into by it in respect of any Receivables assigned or held on trust or scheduled to be assigned or held on trust and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each Relevant Document and each such assignment or holding on trust and its performance of its obligations thereunder has been duly taken or will be taken prior to the execution of such Relevant Document, assignment or declaration of trust (as the case may be).

2. DUE AUTHORISATION: All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Relevant Document or in any such assignment or declaration of trust, (b) to ensure that the obligations expressed to be assumed by it in each Relevant Document or in any such assignment or declaration of trust are legal, valid and binding on it and
       (c) to make each Relevant Document and each such assignment or declaration of trust admissible in evidence in England have been done, fulfilled and performed or will be done, fulfilled or performed prior to the execution of such Relevant Document, assignment or declaration of trust (as the case may be) save for the payment of stamp duty in respect of any such instrument under Requirement of Law.

3. NO VIOLATION: The execution of each Relevant Document by it and each assignment or declaration of trust to be entered into by it in respect of any Receivables assigned or held on trust or scheduled to be assigned or held on trust in the manner contemplated and the exercise of its rights and the performance of its obligations in any such assignment or holding on trust will not conflict with or violate any applicable law.

4. DOCUMENTARY REQUIREMENTS: Under the laws of England in force as at the date of making this representation, it is not necessary that each Relevant Document or any such assignment or declaration of trust be filed, recorded or enrolled with any court or other authority in England or that any stamp, registration or similar tax be paid on or in relation to each Relevant

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       Document or any such assignment or declaration of trust, save for the payment of stamp duty on any such instrument under any applicable law.

5. BINDING OBLIGATIONS: The obligations expressed to be assumed by it in each Relevant Document and in each such assignment or declaration of trust are legal and valid obligations binding on it and enforceable against it in accordance with its terms (or will be so upon execution of each such Relevant Document or each such assignment or declaration of trust), subject to applicable bankruptcy laws, other similar laws affecting creditors' rights, general equitable principles, other limitations on enforcement in the jurisdiction of the Obligor, and any qualifications contained in the legal opinions given by Clifford Chance Limited Liability Partnership and Dundas & Wilson CS LLP of even date herewith.

6. ALL CONSENTS REQUIRED: All approvals, authorisations, consents, orders or other actions of any person or of any governmental or regulatory body or official required by it in connection with the execution and delivery of each Relevant Document and/or the assignment of or declaration of trust over Receivables in the manner contemplated herein or therein, the performance of the transactions contemplated by each Relevant Document and the fulfilment of the terms thereof have been obtained.

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                                     PART 2

 REPRESENTATIONS OF THE TRANSFERORS AND EACH ADDITIONAL TRANSFEROR AS TO MATTERS
                                     OF FACT

1. NO PROCEEDINGS: There are no proceedings or investigations commenced or, to the best of its knowledge, pending or threatened against the relevant Transferor or Additional Transferor before any Court, regulatory body, arbitral tribunal or public or administrative body or agency (i) asserting the invalidity of any Relevant Document or of any assignment or declaration of trust made in the manner therein contemplated; (ii) seeking to prevent the entering into of any such assignment or declaration of trust or of any of the transactions contemplated by any Relevant Document; (iii) seeking any determination or ruling that, in such Transferor's or Additional Transferor's reasonable opinion, would materially and adversely affect the performance by it of its obligations under any Relevant Document; or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Relevant Document or any assignment of or declaration of trust over Receivables to be made in the manner therein contemplated.

2. NO CONFLICT: The execution of any Relevant Document or the assignment of or declaration of trust over any Receivables in the manner therein contemplated and the exercise by the relevant Transferor or Additional Transferor of its rights and the performance of its obligations thereunder with regard to such Receivables will not conflict with, result in any breach of the material terms and provisions of, or constitute a material default under, any agreement, indenture, contract, mortgage, deed of charge or other instrument to which it is a party or by which it or any of its assets is otherwise bound.

3. DUE QUALIFICATION: All licences, approvals, authorisations and consents which may be reasonably considered to be necessary in connection with the performance of its credit card business and in particular any applicable licences under the Consumer Credit Act 1974 and the Data Protection Act 1984 have been obtained and remain in force in all material respects.

4. TAX RESIDENCE: The relevant Transferor or, as the case may be, Additional Transferor is resident for tax purposes in the United Kingdom and, in the case of RBS, it is a bank as defined for the purpose of Section 349(3) of the Income and Corporation Taxes Act 1988.

5. VAT GROUP AND PLACE OF BELONGING: RBS and RBSA are treated as members of the same group for the purposes of section 43 of the VATA, and the representative member of such group is Group plc, which belongs in the UK in relation to all supplies of services made or received by it in connection with the transactions contemplated by the Transaction Documents regardless of whether such services are provided by or to RBS (in its capacities as Transferor, Trust Cash Manager and Servicer) or RBSA (in its capacity as Transferor).

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                                     PART 3

  REPRESENTATIONS OF THE TRANSFERORS AND EACH ADDITIONAL TRANSFEROR RELATING TO
                                   RECEIVABLES

1. ELIGIBILITY: Unless identified as an Ineligible Receivable, each Existing Receivable which is a Principal Receivable offered to the Receivables Trustee is, at the Pool Selection Date (in the case of the Initial Offer) or the relevant Additional Selection Date (in the case of a Subsequent Offer) relating thereto, an Eligible Receivable and has arisen from an Eligible Account in the amount specified in the Offer. Unless specified otherwise in any Daily Activity Report provided to the Receivables Trustee by the relevant Transferor or, as the case may be, Additional Transferor pursuant to Schedule 5 (A) hereto, each Future Receivable which is a Principal Receivable and each Principal Receivable arising on a Future Account is on the relevant Date of Processing an Eligible Receivable and has arisen from an Eligible Account in the amount specified in such Daily Activity Report; and each Principal Receivable arising on a Future Account is an Eligible Receivable on its Date of Processing or (if later) the Additional Selection Date in respect of the Future Account on which that Receivable has arisen.

2. ASSIGNMENT EFFECTIVE: The assignment of or declaration of trust over each Receivable the subject of an Offer will be effective to pass to the Receivables Trustee good and marketable title thereto or, in the case of Scottish Receivables, the beneficial interest in good and marketable title thereto and the benefit thereof (including in such context, any Collections and other rights in connection therewith such as related guarantees and Insurance Proceeds) free of any Encumbrances in favour of any person claiming through or under the relevant Transferor or, as the case may be, Additional Transferor or any of its Affiliates to the Receivables Trustee and, subject to any limitations arising on enforcement in the jurisdiction of the relevant Obligor, no further act, condition or thing will be required to be done in connection therewith to enable the Receivables Trustee to require payment of any such Receivable or to enforce any such right in the courts of England and Wales, Scotland or Northern Ireland or any Additional Jurisdiction without the participation of the Transferor other than:

       (1)   the payment of any applicable United Kingdom stamp duty;

       (2)   the execution of a Scottish Assignation; and

       (3) the giving of a Notice of Assignment and taking any other necessary action for perfection of legal title with respect to non-Scottish Receivables.

3. COMPLIANCE: The assignment of or declaration of trust over each Receivable the subject of an Offer is in compliance with Requirements of Law applicable to the relevant Transferor or, as the case may be, the Additional Transferor on the date of such assignment or declaration of trust.

4. TITLE TO DESIGNATED ACCOUNTS: Each of the Transferors is the person in whom the legal title to the Designated Accounts is held.

5. NON-CONFORMING RECEIVABLES: No more than 1% of the aggregate Principal Receivables owned by (or to be owned by, should the relevant Initial Offer or Subsequent Offer be accepted) the Receivables Trustee are, at the Pool Selection Date (in the case of the Initial

       Offer) or the relevant Additional Selection Date (in the case of a Subsequent Offer) relating thereto, Non-Conforming Receivables.

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

(B) REPRESENTATIONS AND WARRANTIES OF THE SERVICER AND ANY CO-SERVICER PURSUANT TO THE BENEFICIARIES SERVICING AGREEMENT

(i) RBS Cards, in its capacity as initial Servicer hereby makes, (ii) any Co-Servicer, by its appointment pursuant to the relevant Accession Notice, shall be deemed to make, and (iii) any Successor Servicer by its appointment under the Beneficiaries Servicing Agreement shall make, (in the case of (ii) and (iii) with appropriate modifications to reflect the Co-Servicer's or Successor Servicer's organisation), the following representations and warranties on which the Beneficiaries have relied in appointing RBS Cards, a division of The Royal Bank of Scotland plc as the initial Servicer and, whenever appropriate, any Co-Servicer or Successor Servicer.

1. ORGANISATION It is a corporation duly incorporated under the laws of Scotland or England with full corporate power, authority and legal right to own its assets and conduct its business as such assets are presently owned and its business as presently conducted and with power to enter into the Relevant Documents to which it is a party in its capacity as Servicer and to exercise its rights and perform its obligations thereunder in such capacity and all corporate and other action required to authorise its execution of each such Relevant Document and its performance of its obligations thereunder in such capacity has been duly taken.

2. DUE AUTHORISATION All acts, conditions and things required to be done, fulfilled and performed in order (i) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in its capacity as Servicer in each Relevant Document to which it is a party, (ii) to ensure that the obligations expressed to be assumed by it in such capacity in each such Relevant Document are legal, valid and binding on it and (iii) to make each such Relevant Document and each such or declaration of trust assignment admissible in evidence in England have been done, fulfilled and performed save for the payment of stamp duty in the United Kingdom in respect of any such instrument under any applicable law.

3. NO VIOLATION The execution and delivery of each Relevant Document to which it is party by the Servicer and, if applicable, any Co-Servicer and the exercise of its rights and the performance of its obligations thereunder in such capacity will not conflict with or violate any Requirement of Law.

4. BINDING OBLIGATION The obligations expressly to be assumed by it in each Relevant Document to which it is party are legal and valid obligations binding on it and enforceable against it in accordance with its terms, subject to applicable bankruptcy laws, other similar laws affecting creditors' rights, general equitable principles and other limitations on enforcement in the jurisdiction of an Obligor.

5. NO PROCEEDINGS There are no proceedings or investigations pending or, to the best of its knowledge threatened against it before any court, regulatory body, arbitral tribunal or public or administrative body or agency (i) asserting the invalidity of any Relevant Document to which it is party; (ii) seeking to prevent the entering into of any of the transactions

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

       contemplated by any Relevant Document; (iii) seeking any determination or ruling that, in the reasonable opinion of the Servicer, would materially and adversely affect the performance by it of its obligations under any Relevant Document to which it is party; or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Relevant Document to which it is party.

6. NO CONFLICT The execution and delivery of each Relevant Document to which it is party and the exercise by the Servicer and any Co-Servicer of its rights and the performance of its obligations thereunder will not conflict with, result in any breach of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any agreement, indenture, contract, mortgage, trust deed or other instrument to which it is a party or by which it or any of its assets is otherwise bound.

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

(C) REPRESENTATIONS AND WARRANTIES OF THE RECEIVABLES TRUSTEE PURSUANT TO THE RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT

The Receivables Trustee represents and warrants to RBS as Trust Cash Manager and Transferor Beneficiary, to RBSA as Transferor Beneficiary, to each Additional Transferor, and to RBS Cards Securitisation Funding Limited as Investor Beneficiary on the date hereof and on each Acquisition Date that:

(i) it has full power, authority and right to execute, deliver and perform the Receivables Trust Deed and Trust Cash Management Agreement and each Relevant Document, and has taken all necessary action to authorise the execution, delivery and performance by it of the Receivables Trust and Trust Cash Management Agreement and each Relevant Document; and

(ii) each of the Receivables Trust Deed and Trust Cash Management Agreement and each Relevant Document has been duly executed and delivered by it.

                                   SCHEDULE 5

                                    COVENANTS

(A) COVENANTS OF THE TRANSFERORS AND EACH ADDITIONAL TRANSFEROR PURSUANT TO THE RECEIVABLES SECURITISATION AGREEMENT

1.     Each Transferor and Additional Transferor shall:

1.1 pay to the Receivables Trustee by payment to the Trustee Collection Account all payments received by such Transferor or, as the case may be, such Additional Transferor in respect of Receivables on Designated Accounts as soon as practicable after receipt thereof by such Transferor or Additional Transferor;

1.2 notify the Receivables Trustee of the existence of any Encumbrance on any Receivable on a Designated Account and defend, at its own expense, the right, title and interest of the Receivables Trustee in, to and under the Receivables on Designated Accounts, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor or, as the case may be, Additional Transferor; and

1.3 comply with and perform its obligations under the Card Agreement relating to the Designated Accounts and the Card Guidelines and all applicable rules and regulations of MasterCard International Inc. and its subsidiaries, if any, and VISA International, Inc. and its subsidiaries, if any, except insofar as any failure to comply or perform would not have a Material Adverse Effect.

2. Each Transferor and each Additional Transferor shall prepare and maintain a daily activity report (the "DAILY ACTIVITY REPORT") in connection with the payment required under Clause 5.2 of the RSA which shall specify with reference to the Designated Accounts of such Transferor or, as the case may be, Additional Transferor (on an aggregate basis) in respect of the date specified in such Daily Activity Report:

2.1 the outstanding balance of the Future Receivables which have arisen and which have automatically been assigned in equity to or held on trust for the Receivables Trustee since the previous Daily Activity Report and which are Eligible Receivables;

2.2 the Outstanding Face Amount of the Principal Receivables which are Eligible Receivables and the amount of the Finance Charge Receivables comprised in such Eligible Receivables; and

2.3 the outstanding balance of Future Receivables which have arisen and which have automatically been assigned in equity to or held on trust for the Receivables Trustee since the previous Daily Activity Report and which are Ineligible Receivables,

       PROVIDED, HOWEVER, that each Transferor and, upon its accession hereunder each Additional Transferor agrees to deliver such Daily Activity Report to the Receivables Trustee within

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       three Business Days (or such other period as may otherwise be agreed)
       after the Receivables Trustee may at any time request.

3.     No Transferor or Additional Transferor shall :

3.1 sell, assign, convey, transfer, lease, pledge or otherwise dispose (or purport to do so) of any Receivable (whether now existing or hereafter created) under a Designated Account to any person other than the Receivables Trustee; or

3.2 grant, create, incur, assume or suffer to exist any Encumbrance or purport to do so over any Receivable (whether now existing or hereafter created) under a Designated Account or any interest therein; or

3.3 consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

             (a) the corporation formed by such consolidation or into which such
                 Transferor or Additional Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of such Transferor or Additional Transferor substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Receivables Trustee in form satisfactory to the Receivables Trustee, the performance of the obligations of such Transferor or Additional Transferor hereunder (to the extent that any right, covenant or obligation of such Transferor or Additional Transferor, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity) and such Transferor or Additional Transferor shall also execute such documents as are necessary for such person to become a Transferor Beneficiary as contemplated in the Receivables Trust Deed and Trust Cash Management Agreement;

             (b) such Transferor or Additional Transferor shall have delivered to the Receivables Trustee an Officer's Certificate of such Transferor or Additional Transferor stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Paragraph 3.3, and that all documentation referred to in (a) above and any conditions precedent specified in such documentation have been complied with, and an Opinion of Counsel that such supplemental agreement is legal, valid, binding and enforceable;

             (c) such Transferor or Additional Transferor shall have delivered to the Receivables Trustee confirmation from each Rating Agency currently rating any Associated Debt that such consolidation, merger, conveyance or transfer will not result in the withdrawal or reduction in the then current rating of such Associated Debt;

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

3.4 disclose the name or address of any Obligor to any Person seeking to enforce a claim against such Transferor or Additional Transferor or otherwise in breach of its obligations of confidentiality to any Obligor, except pursuant to any Requirement of Law;

3.5 seek in the future to include in any Offer or otherwise to transfer to the Receivables Trustee any NatWest Branded Receivables unless the Receivables Trustee has received written confirmation from each Rating Agency that such inclusion or transfer will not result in the reduction or withdrawal of the then current rating of any debt securities secured directly or indirectly on the Receivables of the Receivables Trust.

4. Subject to Paragraph 5 hereof, each Transferor and Additional Transferor may from time to time amend the standard form terms and conditions of its Card Agreements (other than the terms and conditions which relate to the matters referred to in paragraph (iv) of the criteria for Eligible Accounts set out in Part B of Schedule 3) or its Card Guidelines in any respect (including, without limitation, reducing or increasing the amount of any required minimum monthly payment or amending the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges and other fees assessed thereon), PROVIDED, HOWEVER, that no such amendment may be made if:

4.1 in the reasonable belief of such Transferor or Additional Transferor, such amendment would cause a Pay Out Event; and

4.2 such amendment is not also applied to any comparable segment of Accounts which are owned and serviced by such Transferor or Additional Transferor which have characteristics equivalent or substantially similar to, the Designated Accounts (except as otherwise restricted by an endorsement, sponsorship or other agreement between such Transferor or Additional Transferor and an unrelated third party or by the terms of the relevant Card Agreements); and

4.3 the effect of such amendment would be to reduce or release any amount owed by any Obligor in respect of any Receivable in a Designated Account which is in existence at the time when such amendment is made provided, however, that the foregoing restriction shall not prevent the Servicer from waiving any fee owed by an Obligor if such waiver is permitted under the Card Guidelines.

5. Each Transferor and Additional Transferor upon its accession hereby agrees that, except as otherwise required by any Requirement of Law or as may be determined by such Transferor or Additional Transferor to be necessary or in its best interests in order to maintain its credit card business (such determination being based on a good-faith assessment by such Transferor or Additional Transferor, in its sole discretion, of the nature of competition in the credit card business in the United Kingdom as a whole, or, as the case may be, in respect of Accounts relating to an Additional Jurisdiction, of the nature of competition in the credit card business in such Additional Jurisdiction as a whole), it shall not at any time reduce the Periodic Finance Charges assessed on Receivables existing or arising under any Designated Account or other fees on any Designated Account if, as a result of such reduction, such

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       Transferor's or Additional Transferor's reasonable expectation of the
       Portfolio Yield (as defined in each Series Supplement) as of such date would be less than the then Expense Rate (as defined in each Series Supplement).

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(B)    COVENANTS OF THE SERVICER AND ANY CO-SERVICER PURSUANT TO THE
       BENEFICIARIES SERVICING AGREEMENT

       The Servicer and any Co-Servicer covenants with the Beneficiaries that:

1.     COMPLIANCE WITH REQUIREMENTS OF LAW

       The Servicer and any Co-Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and each Designated Account, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and each Designated Account and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and each Designated Account the failure to comply with which would have a Material Adverse Effect on the interests of any Investor Beneficiary or a Material Adverse Effect on the interests of any Enhancement Provider.

2.     ANNUAL INDEPENDENT AUDITORS' SERVICING REPORT

2.1 On or before 31 December of each calendar year following the execution of this Agreement the Servicer or, if applicable, any Co-Servicer shall cause a firm of internationally recognised independent auditors (which may also render other services to the Servicer or Co-Servicer or any Transferor or Additional Transferor) to furnish a report to the Investor Beneficiaries, any Enhancement Provider and each Rating Agency to the effect that:

             (a) such firm has made a study and evaluation, in accordance with generally accepted auditing standards in the United Kingdom, of the Servicer's and any Co-Servicer's internal accounting controls relating to the servicing of Designated Accounts under the Beneficiaries Servicing Agreement; and

             (b) on the basis of such study and evaluation, such firm is of the opinion (assuming the accuracy of any reports generated by the Servicer or the Co-Servicer or the Servicer's and any Co-Servicer's third party agents on its behalf relating to (in particular but without limitation) the matters referred to in Clause 2.1.4(c) of the Beneficiaries Servicing Agreement) that the system of internal accounting controls in effect on the date specified in such report, relating to servicing procedures performed by the Servicer and any Co-Servicer, taken as a whole, was sufficient for the prevention and detection of errors and irregularities in amounts that would be material to the financial statements relating to the Receivables prepared by the Servicer or Co-Servicer; and

             (c) such servicing was conducted in compliance with the provisions of the Beneficiaries Servicing Agreement during the period covered by such report (which shall be the period from 1 January of the preceding calendar year to

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

                 and including 31 December of such calendar year, or for the initial period, from the Closing Date until 31 December 2000), except for such exceptions, errors or irregularities as such firm shall believe to be immaterial to the financial statements of the Servicer or Co-Servicer and such other exceptions, errors or irregularities as shall be set forth in such report.

2.2 On or before 31 December of each calendar year following the execution of this Agreement, the Servicer or, if applicable, any Co-Servicer shall cause a firm of internationally recognised independent auditors (who may also render other services to the Servicer, any Co-Servicer, any Transferor or Additional Transferor) to furnish a report, prepared using generally accepted auditing standards in the United Kingdom to the Investor Beneficiaries and each Rating Agency to the effect that:

             (a) they have compared the mathematical calculations of each amount set forth in the Monthly Trust Cash Manager's Reports forwarded by the Trust Cash Manager or a Co-Trust Cash Manager pursuant to Clause 9.5(b) of the Receivables Trust Deed and Trust Cash Management Agreement during the period covered by such report (which shall be the period from 1 January of the preceding calendar year to and including 31 December of such calendar year, or for the initial period, from the Initial Closing Date until 31 December 2000) with the Servicer's or, if applicable, any Co-Servicer's computer reports which were the source of such amounts; and

             (b) on the basis of such comparison, such firm is of the opinion that such amounts are in agreement, except for such exceptions as it believes to be immaterial to the financial statements of the Servicer or Co-Servicer and such other exceptions as shall be set forth in such report.

       Unless otherwise provided with respect to any Series in a related Supplement, any Investor Beneficiary may obtain a further copy of each report prepared under this Paragraph 2 by a request in writing to the Servicer or, if applicable, any Co-Servicer pursuant to paragraph A.16 of
       Schedule 2 of this Agreement.

3.     NON-CONFORMING RECEIVABLES

       The Servicer and any Co-Servicer shall inform the Beneficiaries of the existence of any Non-Conforming Receivables and corresponding Non-Conforming Accounts on the Redesignation Date.

4.     NOTICES TO RBS CARDS AND ANY CO-SERVICER

       In the event that RBS Cards and any Co-Servicer are no longer acting as Servicer and Co-Servicer respectively, any Successor Servicer appointed pursuant to Clause 4.5 of the Beneficiaries Servicing Agreement shall deliver or make available to the Transferors and each Additional Transferor each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to paragraph 2 above.

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

5.     MAINTENANCE OF INSURANCE:

       it shall maintain insurance coverage against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as it believes to be reasonable from time to time.

6.     TRANSFER OF FUNDS:

       it shall at all times take all practicable steps to:

       (a) ensure that payments made to a Transferor or, if applicable, an Additional Transferor, by Obligors are received into the Operating Account of such Transferor or Additional Transferor;

       (b) identify any funds in each Operating Account which are required to be transferred to the Trustee Collection Account for the benefit of the Beneficiaries; and

       (c)   ensure that such funds are so transferred when required.

7.     MERGER AND CONSOLIDATION

       it shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

       (a) the corporation formed by such consolidation or into which such Servicer or Co-Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of such Servicer or Co-Servicer substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Beneficiaries in form satisfactory to the Beneficiaries, the performance of the obligations of such Servicer or Co-Servicer hereunder (to the extent that any right, covenant or obligation of such Servicer or Co-Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity) and such Servicer or Co-Servicer shall also execute such documents as are necessary for such person to become a Servicer as contemplated in the Beneficiaries Servicing Agreement;

       (b) such Servicer or Co-Servicer shall have delivered to the Beneficiaries an Officer's Certificate of such Servicer or Co-Servicer stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Paragraph 7, and that all documentation referred to in (a) above and any conditions precedent specified in such documentation have been complied with, and an Opinion of Counsel that such supplemental agreement is legal, valid, binding and enforceable;

       (c) such Servicer or Co-Servicer shall have delivered notice to the Beneficiaries from each Rating Agency then rating any Associated Debt that such consolidation,

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

             merger, conveyance or transfer will not result in the reduction or withdrawal of the then-current rating of such Associated Debt;

(C) COVENANTS OF THE TRUST CASH MANAGER AND ANY CO-TRUST CASH MANAGERS PURSUANT TO THE RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT

1.     COMPLIANCE WITH REQUIREMENTS OF LAW:

       The Trust Cash Manager and any Co-Trust Cash Manager shall maintain any qualifications or consents required under Requirements of Law for it to carry out its duties as Trust Cash Manager or Co-Trust Cash Manager under the Receivables Trust Deed and Trust Cash Management Agreement and hereunder, the failure to comply with which would have a Material Adverse Effect on the interests of the Receivables Trustee, any Investor Beneficiary or any Enhancement Provider.

2.     REPORTS AND RECORDS FOR THE RECEIVABLES TRUSTEE:

       (a)   DAILY REPORTS:

       On each Business Day, the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, shall prepare and make available, with reasonable prior notice, at the office of the Trust Cash Manager or, if applicable, the Co-Trust Cash Manager for inspection by the Receivables Trustee or its agents during normal business hours, a report (a "DAILY REPORT") with respect to the preceding Date of Processing setting out:

       (i) the aggregate amount of Collections representing Trust Property processed by the Trust Cash Manager or, if applicable, Co-Trust Cash Manager, on such Date of Processing;

       (ii) the aggregate amount of Collections representing Trust Property to be transferred (or to be distributed pursuant to Clause 5.2(a)(ii) of the Receivables Trust Deed and Trust Cash Management Agreement) with respect to such Date of Processing on a Relevant Date pursuant to Clause 5.2(a)(i) from the RBS Cards and RBS Advanta Operating Account and any Additional Transferor Operating Account to the Trustee Collection Account;

       (iii) the aggregate amount of such Collections referred to in paragraph
             (ii) which will be allocated pursuant to Clause 5.2(b) of the Receivables Trust Deed and Trust Cash Management Agreement], (A) to the Trustee Collection Account (to be recorded in the Principal Collections Ledger), (B) to repay Incorrect Payments in respect of Finance Charge Receivables, (C) to the Trustee Collection Account (to be recorded in the Finance Charge Collections Ledger) and (D) as Ineligible Collections;

       (iv) the aggregate amount to be transferred from the Trustee Collection Account to the Trustee Acquisition Account with respect to such Date of Processing on a Relevant Date pursuant to Clause 5.2(b)(iii) and 5.2(b)(iv) of the Receivables Trust Deed and

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

             Trust Cash Management Agreement (and the corresponding adjustment made to the Principal Collections Ledger);

       (v) the aggregate amount to be transferred from the Trustee Acquisition Account to the RBS Cards and RBS Advanta Proceeds Account and any Additional Transferor Proceeds Account with respect to such Date of Processing on a Relevant Date by way of Purchase Price for Receivables pursuant to Clause 5.2(c)(i) and 5.2(c)(ii);

       (vi) the aggregate amount to be transferred from the Trustee Acquisition Account to the RBS Cards and RBS Advanta Proceeds Account and any Additional Transferor Proceeds Account with respect to such Date of Processing on a Relevant Date in respect of Investor Cash Available for Acquisition required to be applied to the Transferor Interest in the Eligible Receivables Pool pursuant to Clause 5.2(c)(iii) of the Receivables Trust Deed and Trust Cash Management Agreement; and

       (vii) after taking into account (i) to (vi) above, (aa) the aggregate amount of the Eligible Receivables Pool; (bb) the Aggregate Investor Interest; (cc) the Transferor Interest and (dd) the aggregate amount of the Ineligible Receivables Pool, in each case at the close of business on such Date of Processing.

(c)    MONTHLY TRUST CASH MANAGER'S REPORT:

       Unless otherwise stated in the related Supplement with respect to any Series, on or before each Transfer Date the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, shall forward to the Receivables Trustee, any Enhancement Provider and each Rating Agency, a report (a "MONTHLY TRUST CASH MANAGER'S REPORT") of an Authorised Officer setting out with respect to the preceding Monthly Period:

       (i) the aggregate amount of Collections representing Trust Property processed;

       (ii) the aggregate amount of the applicable Investor Percentage of Collections of Principal Receivables processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, pursuant to Clause 5 of the Receivables Trust Deed and Trust Cash Management Agreement with respect to each Applicable Series;

       (iii) the aggregate amount of the applicable Investor Percentage of Collections of Finance Charge Receivables processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, pursuant to Clause 5 with respect to each Applicable Series;

       (iv) the aggregate amount of Principal Receivables which are Eligible Receivables and Finance Charge Receivables processed as of the end of the last day of the preceding Monthly Period;

       (v) the balance on deposit in each of the Trust Accounts with respect to Collections representing Trust Property processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager;

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

       (vi) the aggregate amount, if any, of withdrawals, drawings or payments under any Enhancement, if any, for each Series required to be made in the manner provided in the related Supplement;

       (vii) the sum of all amounts allocated to the Investor Beneficiaries of each Series (or for a Series with more than one class of Investor Beneficiaries, each such class) on such Transfer Date to be utilised to meet their obligations to pay principal and interest with regard to Related Debt on the immediately succeeding Distribution Date or on a later Distribution Date (as specified in a related Supplement);

       (viii)the sum of all amounts paid and payable to each Transferor Beneficiary;

       (ix) the sum of all amounts payable to the Trust Cash Manager or any Co-Trust Cash Manager by way of Investor Trust Cash Management Fee; and

       (x) such other matters as are set out in Exhibit D of the Receivables Trust Deed and Trust Cash Management Agreement.

The Monthly Trust Cash Manager's Report shall be substantially in the form of Exhibit D to the Receivables Trust Deed and Trust Cash Management Agreement, with such changes as the Trust Cash Manager or, if applicable, Co-Trust Cash Manager, may reasonably determine to be necessary or desirable or as it may agree from time to time with the Rating Agencies; PROVIDED, HOWEVER, that no such changes shall serve to exclude information required by the Receivables Trust Deed and Trust Cash Management Agreement or any Supplement.

3.     ANNUAL TRUST CASH MANAGER'S REPORT:

       On or before 30 March of each calendar year following the execution of the Receivables Trust Deed and Trust Cash Management Agreement, the Trust Cash Manager, or if applicable any Co-Trust Cash Manager, will deliver to the Receivables Trustee, any Enhancement Provider and each Rating Agency, an Annual Trust Cash Manager's Report substantially in the form of Exhibit E to the Receivables Trust Deed and Trust Cash Management Agreement stating that (a) a review of the activities of the Trust Cash Manager and, if applicable, any Co-Trust Cash Manager during the twelve-month period ending 31 December of such year, or for the initial period, from the Initial Closing Date until 31 December 2000 and of its performance under the Receivables Trust Deed and Trust Cash Management Agreement was made under the supervision of the officer signing such report and (b) to the best of such officer's knowledge, based on such review, the Trust Cash Manager and any Co-Trust Cash Manager has fully performed all its obligations under the Receivables Trust Deed and Trust Cash Management Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such report may be obtained by any Investor Beneficiary by request in writing to the Receivables Trustee pursuant to Clause 12.5(b)(ii) of the Receivables Trust Deed and Trust Cash Management Agreement.

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

4.     NOTICES TO RBS CARDS:

       In the event that RBS Cards and, if applicable, any Additional Transferor appointed as a Co-Trust Cash Manager are no longer respectively acting as Trust Cash Manager and Co-Trust Cash Manager, any Successor Trust Cash Manager appointed pursuant to Clause 11.3 of the Receivables Trust Deed and Trust Cash Management Agreement shall deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Clauses 2 and 3 of this Schedule.

5. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE TRUST CASH MANAGER OR ANY CO-TRUST CASH MANAGER:

       Neither the Trust Cash Manager nor any Co-Trust Cash Manager shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any person, unless:

       (a) the corporation formed by such consolidation or into which the Trust Cash Manager or Co-Trust Cash Manager is merged or the person which acquires by conveyance or transfer the properties and assets of the Trust Cash Manager or Co-Trust Cash Manager substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Receivables Trustee in a form reasonably satisfactory to the Receivables Trustee, the performance of the obligations of the Trust Cash Manager or Co-Trust Cash Manager hereunder (to the extent that any right, covenant or obligation of the Trust Cash Manager or Co-Trust Cash Manager, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

       (b) the Trust Cash Manager or Co-Trust Cash Manager shall have delivered to the Receivables Trustee:

             (i) an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with Clause 5 of the Receivables Trust Deed and Trust Cash Management Agreement and that all documentation referred to in
                 (a) above and any conditions precedent specified in such documentation relating to such transaction have been complied with; and

             (ii)an Opinion of Counsel that such supplemental agreement is legal, valid, binding and enforceable with respect to the Trust Cash Manager or Co-Trust Cash Manager;

       (c) the Trust Cash Manager or Co-Trust Cash Manager shall have delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer.

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

(D) COVENANTS OF THE RECEIVABLES TRUSTEE PURSUANT TO THE RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT

1. All of the following provisions are subject and without prejudice to Clause 2.1 of the Receivables Trust Deed and Trust Cash Management Agreement and shall be construed having regard to the said Clause 2.1. The Receivables Trustee covenants with the Beneficiaries that it shall:

       (a) operate the Trust Accounts and fund the purchase of Receivables in accordance with the provisions of the Receivables Trust Deed and Trust Cash Management Agreement and any Relevant Document in a manner consistent with the principles set out in the First Schedule to the Receivables Trust Deed and Trust Cash Management Agreement. The Receivables Trustee shall take those reasonable steps available to it to ensure that any movements of monies into and out of the Trust Accounts on any Business Day shall be for value on the same day;

       (b) if it has actual knowledge of the same, act promptly to exercise its rights under any bank mandate relating to a bank account in respect of which it is a beneficiary of a trust declared over such account to prevent monies representing Trust Property being paid from such bank account to a bank account which is not a Trust Account and which was overdrawn at the close of business on the preceding Business Day in London only (unless the Receivables Trustee shall have received evidence satisfactory to it that such overdraft has been satisfied). The Receivables Trustee shall cease to exercise such rights at such time as the relevant bank account ceases to be overdrawn;

       (c) maintain, or procure the maintenance of, proper books of account in respect of its duties as trustee of the Receivables Trust and shall maintain, or procure the maintenance of, records of all assets held by it and all payments made by it in such capacity;

       (d) upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Receivables Trustee which are specifically required to be furnished pursuant to any provision of the Receivables Trust Deed and Trust Cash Management Agreement or any Relevant Document, cause them to be examined to determine whether they substantially conform to the requirements of the Receivables Trust Deed and Trust Cash Management Agreement or such Relevant Document;

       (e) from time to time, on receipt of a Defaulted Accounts Instruction Notice from each Beneficiary, enter into an agreement to assign or release from trust the Receivables in any Defaulted Account which has been notified to the Beneficiaries as being a Defaulted Account (as specified in the Defaulted Accounts Instruction Notice). The

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

             Receivables Trustee shall take any action or execute any document or documents which shall be required in order to give effect to such assignment or release;

       (f) if at any time the Receivables Trustee shall have reasonable grounds to believe that advice received from the Trust Cash Manager or any Co-Trust Cash Manager is incorrect, promptly notify the Trust Cash Manager or such Co-Trust Cash Manager of such matter PROVIDED, HOWEVER, that if the Trust Cash Manager or Co-Trust Cash Manager disagrees that such advice is incorrect the Receivables Trustee shall promptly act in accordance with the advice given by the Trust Cash Manager or Co-Trust Cash Manager and shall be entitled so to do;

       (g) at all times maintain its residence outside the United Kingdom for the purposes of United Kingdom taxation; and

       (h) ensure that the general administration of the Receivables Trust is at all times carried on outside the United Kingdom.

2. Save as provided for or as contemplated in the Receivables Trust Deed and Trust Cash Management Agreement and the Receivables Trust constituted by the Receivables Trust Deed and Trust Cash Management Agreement, the Receivables Trustee hereby covenants in favour of the Beneficiaries in its capacity as Receivables Trustee and also in its capacity as purchaser of the Receivables pursuant to the RSA that it shall not, without the prior written consent of each of the Beneficiaries:

       (i) carry on any business other than as trustee of the Receivables Trust and in respect of that business shall not engage in any activity or do anything whatsoever except:

             (A) hold, and exercise its rights in respect of, the Trust Property and perform its obligations in respect of the Trust Property;

             (B) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Relevant Documents to which it is expressed to be a party;

             (C) pay dividends or make other distributions to the extent required by applicable law;

             (D) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Relevant Documents to which it is expressed to be a party; and

             (E) perform any and all acts incidental to or otherwise necessary in connection with (A), (B), (C) or (D) above;

       (ii) incur any indebtedness whatsoever (other than as expressly contemplated in the Receivables Trust Deed and Trust Cash Management Agreement or any Supplement) or give any guarantee or indemnity in respect of any indebtedness;

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

       (iii) create any Encumbrance whatsoever over any of its assets, or use, invest, sell or otherwise dispose of any part of its assets (including any uncalled capital) or undertaking, present or future, other than as expressly contemplated by the Receivables Trust Deed and Trust Cash Management Agreement and any Relevant Document to which it is expressed to be a party;

       (iv) consolidate or merge with any other person or convey or transfer its properties or assets to any person;

       (v) permit the validity or effectiveness of the Receivables Trust to be supplemented, amended, varied, terminated, postponed or discharged (other than as expressly contemplated in the Receivables Trust Deed and Trust Cash Management Agreement or in any Supplement); and

       (vi) have an interest in any bank account other than a Trust Account and the bank account in Jersey referred to in Clause 7.13(b)(ii) of the Receivables Trust Deed and Trust Cash Management Agreement.

3. The Receivables Trustee hereby covenants in favour of the Beneficiaries that it shall:

       (a) maintain all necessary licences, authorisations and covenants and do all other such things necessary to ensure its continued corporate existence and carry out its obligations under the Relevant Documents to which it is party;

       (b) unless agreed otherwise by each Transferor Beneficiary in writing, open and maintain a bank account in Jersey in its own name for the purpose of receiving and making payments to be made otherwise than in its capacity as Receivables Trustee (including making payments of Trust Cash Management Fee to the Trust Cash Manager or any Co-Trust Cash Manager); and

       (c) ensure that all instructions given by or on behalf of the Receivables Trustee for:

             (1) the transfer of moneys into;

             (2) the allocation of moneys held in;

             (3) the transfer of moneys between; or (as the case may be)

             (4) the distribution of moneys out of

             the Trust Accounts are given in Jersey and that no such transfers, allocations or distributions are made without such instructions first having been given in Jersey with respect to the transfer, allocation or distribution in question.

4. Save as otherwise provided or as otherwise contemplated in the Receivables Trust Deed and Trust Cash Management Agreement (including the proviso to Clause 7.11 thereof) the Receivables Trustee hereby covenants in favour of the Beneficiaries that it will not exercise any discretion (whether to consent or request or otherwise) vested in it pursuant to the terms of the Receivables Trust Deed and Trust Cash Management Agreement unless it is so directed in accordance with Clause 7.11 of the Receivables Trust Deed and Trust Cash Management Agreement.

                                   SCHEDULE 6

                                 NOTICES DETAILS

The address referred to in clause 19.3.1 of the Common Terms is:

1.     in the case of the Loan Note Issuer:

       Address:       RBS Cards Securitisation Funding Limited
                      Royal Bank House
                      71 Bath Street
                      St. Helier, Jersey JE4 8PJ
                      Channel Islands
       Fax:           01534 285 386

       Tel:           01534 285 279
       Attention:     M. Gardner

2.     in the case of the Security Trustee:

       Address:       The Bank of New York
                      One Canada Square
                      London E14 5AL

       Attention:     Global Structured Products Unit (Corporate Trust)
       Facsimile No:  +44 (0) 20 7964 6061/6399
       Telephone:     +44 (0) 20 7964 6056/6408

3.     in the case of the Receivables Trustee:

       Address:       South Gyle Receivables Trustee Limited
                      22 Grenville Street
                      St. Helier, Jersey
                      Channel Islands JE4 8PX
       Fax:           01534 609 333

       Tel:           01534 609 000
       Attention:     MIFA J Corporate 6


4.     in the case of RBS Cards, the Servicer and the Trust Cash Manager:

       Address:       RBS Cards
                      The Royal Bank of Scotland plc
                      Gogarburn
                      PO Box 1000
                      Edinburgh EH12 1HQ

       Attention:     Financial Controller, Securitisation
       CC:            Group General Counsel
       Fax:           020 7427 9968

5.     in the case of the Trust Cash Manager:

       Address:       RBS Financial Markets
                      The Royal Bank of Scotland plc
                      135 Bishopsgate
                      London EC2M 3UR

       Attention:     Securitisation Support
       Fax:           020 7085 5397


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

                                   SCHEDULE 7

                              TRANSACTION DOCUMENTS

    TRUST DOCUMENTATION

             (a) Master Framework Agreement;

             (b) Receivables Securitisation Agreement;

             (c) Receivables Trust Deed and Trust Cash Management Agreement;

             (d) Beneficiaries Deed;

             (e) Trust Accounts Bank Agreement;

             (f) Beneficiaries Servicing Agreement; and

             (g) Trust Section 75 Indemnity.


    LOAN NOTE DOCUMENTATION

             (a) Security Trust Deed;

             (b) Administration Agreement;

             (c) Loan Note Issuer Distribution Account Bank Agreement;


    ISSUER DOCUMENTS

             (a) Prospectus;

             (b) Final Terms;

             (c) Issuer Master Framework Agreement;

             (d) Arran Funding Note Trust Deed;

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

             (e) Dealer Agreement;

             (f) Agency Agreement;

             (g) Notes;

             (h) Jersey Bank Account Operating Agreement;

             (i) Issuer Distribution Account Bank Agreement;

             (j) Issuer Corporate Services Agreement; and

             (k) Expenses Loan Agreement.

                                     88